As filed with the Securities and Exchange Commission on April 25, 2003

                                             1933 Act Registration No. 33-63306
                                             1940 Act Registration No. 811-7738

                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

        Pre-Effective Amendment No.  --------                     [ ]
        Post-Effective Amendment No. 15                           [X]

                                 and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

       Amendment No. 16

Montana Tax-Free Fund, Inc.
       (Exact Name of Registrant as Specified in Charter)

1 North Main, Minot, North Dakota  58703
       (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (701) 852-5292


Robert E. Walstad
President
Montana Tax-Free Fund, Inc.
1 North Main
Minot, ND 58703
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
      [ ] immediately upon filing pursuant to paragraph (b)
      [X] on April 30, 2003 pursuant to paragraph (b)
      [ ] 60 days after filing pursuant to paragraph (a)(1)
      [ ] on (date) pursuant to paragraph (a)(1)
      [ ] 75 days after filing pursuant to paragraph (a)(2)
      [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


                        CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and contents:

    The Facing Sheet

    Part A-Prospectus for Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc. and South Dakota Tax-Free Fund, Inc. (the "Funds")

    Part B-Statement of Additional Information for the Funds

    Part C-Other Information - Montana Tax-Free Fund, Inc.

    Signatures

    Exhibits

    Explanatory Note: This Registration Statement contains the Prospectus and Statement of Additional Information for the Montana Tax-Free Fund, Inc., ND Tax-Free Fund, Inc. and the South Dakota Tax-Free Fund, Inc., each a separately registered investment company. Accordingly, a registration statement for each of the Funds has been filed separately under their respective file number.



                                                               May 1, 2003
INTEGRITY MUTUAL FUNDS
[Logo]

                  MONTANA TAX-FREE FUND, INC.
                    ND TAX-FREE FUND, INC.
               SOUTH DAKOTA TAX-FREE FUND, INC.

PROSPECTUS


This prospectus is intended to provide important information to help you evaluate whether one of the Integrity Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference. To learn more about how the Integrity Mutual Funds can help you achieve your financial goals, call us at (800) 276-1262.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         TABLE OF CONTENTS

Montana Tax-Free Fund, Inc..............................................3
   Fund Summary.........................................................3
   How the Fund Has Performed...........................................4
   What Are the Fund's Expenses? .......................................6
ND Tax-Free Fund, Inc...................................................7
   Fund Summary.........................................................7
   How the Fund Has Performed...........................................8
   What Are the Fund's Expenses? ......................................10
South Dakota Tax-Free Fund, Inc........................................11
   Fund Summary........................................................11
   How the Fund Has Performed..........................................12
   What Are the Fund's Expenses? ......................................14
Fund Management........................................................15
Principal Investment Strategies........................................16
Non-Principal Investment Strategies....................................19
Principal Risk Factors.................................................19
The Shares We Offer....................................................20
How to Buy Shares......................................................23
Systematic Investing-the Monthomatic Investment Plan...................24
Special Services.......................................................24
How to Sell Shares.....................................................25
Systematic Withdrawal..................................................26
Distributions and Taxes................................................27
Distribution and Service Plans.........................................28
Net Asset Value........................................................29
Fund Service Providers.................................................29
Shareholder Inquiries..................................................29
Privacy Policy.........................................................30
Financial Highlights...................................................31
Appendix - Additional State Information...............................A-1

                                  2

MONTANA TAX-FREE FUND, INC.
                              FUND SUMMARY
                          INVESTMENT OBJECTIVE
The fund seeks to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital.

      PRINCIPAL STRATEGIES:  HOW THE FUND PURSUES ITS OBJECTIVE
The fund purchases primarily Montana municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. The expected average dollar weighted maturity of the fund's portfolio is between 15 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's value, the adviser considers the bond's yield, price, credit quality and future prospects.

The fund may also invest in futures and options on futures for hedging purposes.

      PRINCIPAL RISKS:  WHAT ARE THE RISKS OF INVESTING IN THE FUND?
You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Because the fund is non-diversified and invests primarily in Montana bonds, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of Montana bonds in which the fund invests. Investing primarily in a single state makes the fund more sensitive to risks specific to the state.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                    IS THIS FUND RIGHT FOR YOU?
The fund may be a suitable investment for you if you seek to:
     *     Earn regular monthly tax-free dividends;
     *     Preserve investment capital over time;
     *     Reduce taxes on investment income;
     * Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:
     *     Pursue an aggressive, high-growth investment strategy;
     *     Invest through an IRA or 401(k) plan;
     *     Avoid fluctuations in share price.
                                -3-

MONTANA TAX-FREE FUND, INC.
                HOW THE FUND HAS PERFORMED
The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one-year, five-year and the life of the fund compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS FOR CLASS A (AS OF 12/31 EACH YEAR)
[bar chart]
2001               5.30%
2002              -1.19%

For the periods shown, the highest and lowest quarterly returns were 4.61% and -2.45% for the quarters ending 12/29/00 and 12/31/02.

ANNUAL TOTAL RETURNS FOR CLASS B (AS OF 12/31 EACH YEAR)
[bar chart]
1994              -1.70%
1995              12.85%
1996               5.52%
1997               5.96%
1998               3.66%
1999              -2.32%
2000               8.97%
2001               4.62%
2002              -1.44%

For the periods shown, the highest and lowest quarterly returns were 6.92% and -3.59% for the quarters ending 3/31/95 and 12/30/94.

                                  -4-

MONTANA TAX-FREE FUND, INC.
The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                      Average Annual Total Returns
                 for the Periods Ending December 31, 2002
      Return Before Taxes      1 Year     5 Year     10 Year     Since Inception(1)
                               (5.23)%     2.61%       N/A              4.03%

      Return After Taxes on    1 Year     5 Year     10 Year     Since Inception(3)
      Distributions            (1.45)%     2.61%       N/A              4.09%

      Return After Taxes on
      Distributions and Sale   1 Year     5 Year     10 Year     Since Inception(3)
      of Fund Shares           (1.70)%     3.14%       N/A              4.33%


      Return Before Taxes      1 Year     5 Year     10 Year     Since Inception
      LB Market Benchmark(2)    9.60%      6.06%       N/A              6.25%


(1) The inception period is from August 12, 1993 to December 31, 2002.

(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

(3) This disclosure would be required for funds with less than 10 years of operating history.

The percentage of unrealized capital gains as compared to overall fund assets at December 31, 2002: 0.01%


(A) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

(B) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;

(C) If the fund is a Multiple Class fund that offers more than one Class in the prospectus, after-tax returns are shown for only one Class and after-tax returns for other Classes will vary; and

(D) If average annual total return (after taxes on distributions and redemption) is higher than average annual total return, the reason for this result may be explained.

                                 -5-


MONTANA TAX-FREE FUND, INC.
                 WHAT ARE THE FUND'S EXPENSES?
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment) 1
SHARE CLASS                                                                  CLASS A      CLASS B
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) .........................................4.25%2.........NONE
Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of purchase price or redemption proceeds)..........NONE..........4.00%3
Maximum Sales Charge (Load) Imposed on Reinvested Dividends...................NONE..........NONE
Redemption Fees...............................................................NONE..........NONE
Exchange Fee..................................................................NONE..........NONE
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees..............................................................0.60%..........0.60%
Distribution and Service (12b-1) Fees........................................0.25%..........0.75%4
Other Expenses...............................................................0.27%...... .. 0.28%
                                                                             -----          -----
Total Annual Fund Operating Expenses5........................................1.12%..........1.63%
--------------------

1 Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2 Reduced Class A sales charges apply to purchases of $50,000 or more. See "Class A Shares" under "The Shares We Offer."
3 Class B shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 4% during the first and second years, 3% during the third year, 2% during the fourth year, and 1% during the fifth year. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "Class B Shares" under "The Shares We Offer."
4 Because the fund pays 12b-1 fees, long-term Class B shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
5 The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses for Class B shares was 1.30% for the fiscal year ended December 31, 2002. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses for Class A were 0.95% for the fiscal year ended December 31, 2002.

MONTANA TAX-FREE FUND, INC.
EXAMPLE:
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                             Redemption              No Redemption
Share Class                               A              B        A                 B
--------------------------------------------------------------------------------------
1 Year                                  $534           $566       $534            $166
--------------------------------------------------------------------------------------
3 Years                                 $766           $814       $766            $514
--------------------------------------------------------------------------------------
5 Years                               $1,016           $987     $1,016            $887
--------------------------------------------------------------------------------------
10 Years                              $1,730         $1,933     $1,730          $1,933
--------------------------------------------------------------------------------------

ND TAX-FREE FUND, INC.
                             FUND SUMMARY
                         INVESTMENT OBJECTIVE
The fund seeks to provide as high a level of current income exempt from federal and North Dakota income taxes as is consistent with preservation of capital.

       PRINCIPAL STRATEGIES:  HOW THE FUND PURSUES ITS OBJECTIVE
The fund purchases primarily North Dakota municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. The expected average dollar weighted maturity of the fund's portfolio is between 15 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's value, the adviser considers the bond's yield, price, credit quality and future prospects.

The fund may also invest in options and futures for hedging purposes.

      PRINCIPAL RISKS:  WHAT ARE THE RISKS OF INVESTING IN THE FUND?
You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Because the fund is non-diversified and invests primarily in North Dakota bonds, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of North Dakota bonds in which the fund invests. Investing primarily in a single state makes the fund more sensitive to risks specific to the state.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     IS THIS FUND RIGHT FOR YOU?
The fund may be a suitable investment for you if you seek to:
     *     Earn regular monthly tax-free dividends;
     *     Preserve investment capital over time;
     *     Reduce taxes on investment income;
     * Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek to:
     *     Pursue an aggressive, high-growth investment strategy;
     *     Invest through an IRA or 401(k) plan;
     *     Avoid fluctuations in share price.

ND TAX-FREE FUND, INC.
                   HOW THE FUND HAS PERFORMED
The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one, five and ten years compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

ANNUAL TOTAL RETURNS FOR CLASS A (AS OF 12/31 EACH YEAR)
[bar chart]
2001               4.78%
2002               0.37%

For the periods shown, the highest and lowest quarterly returns were 3.30% and -0.67% for the quarters ending 12/29/00 and 9/30/02.


ANNUAL TOTAL RETURNS FOR CLASS B (AS OF 12/31 EACH YEAR)
[bar chart]
1991               7.86%
1992               6.62%
1993               5.94%
1994              -2.07%
1995               8.68%
1996               6.62%
1997               4.17%
1998               3.48%
1999              -1.11%
2000               8.13%
2001               4.53%
2002              -0.10%

For the periods shown, the highest and lowest quarterly returns were 5.37% and -3.67% for the quarters ending 12/31/90 and 3/31/89.

The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                      Average Annual Total Returns
                 for the Periods Ending December 31, 2002
      Return Before Taxes      1 Year     5 Year     10 Year     Since Inception(1)
                                (3.92)%    2.93%       3.82%            4.49%

      Return After Taxes on    1 Year     5 Year     10 Year     Since Inception(3)
      Distributions              0.02%     2.93%       3.77%            N/A

      Return After Taxes on
      Distributions and Sale   1 Year     5 Year     10 Year     Since Inception(3)
      of Fund Shares            (0.55)%    3.48%       4.17%            N/A


      Return Before Taxes      1 Year     5 Year     10 Year     Since Inception
      LB Market Benchmark(2)     9.60%     6.06%       6.71%            7.29%


(1) The inception period is from January 3, 1989 to December 31, 2002.

(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

(3) This disclosure would be required for funds with less than 10 years of operating history.

The percentage of unrealized capital gains as compared to overall fund assets at December 31, 2002: 2.57%


(A) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

(B) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;

(C) If the fund is a Multiple Class fund that offers more than one Class in the prospectus, after-tax returns are shown for only one Class and after-tax returns for other Classes will vary; and

(D) If average annual total return (after taxes on distributions and redemption) is higher than average annual total return, the reason for this result may be explained.

                           -9-


ND TAX-FREE FUND, INC.
                WHAT ARE THE FUND'S EXPENSES?
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment) 1
SHARE CLASS                                                                  CLASS A         CLASS B
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price) .........................................4.25% 2..........NONE
Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of purchase price or redemption proceeds).........NONE.............4.00%3
Maximum Sales Charge (Load) Imposed on Reinvested Dividends..................NONE.............NONE
Redemption Fees..............................................................NONE.............NONE
Exchange Fee.................................................................NONE.............NONE
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees..............................................................0.60%............0.60%
Distribution and Service (12b-1) Fees........................................0.25%............0.85%4
Other Expenses...............................................................0.33% ...........0.23%
                                                                             ----             ----
Total Annual Fund Operating Expenses5........................................1.18%............1.68%

1 Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2 Reduced Class A sales charges apply to purchases of $50,000 or more. See "Class A Shares" under "The Shares We Offer."
3 Class B shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 4% during the first and second years, 3% during the third year, 2% during the fourth year, and 1% during the fifth year. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "Class B Shares" under "The Shares We Offer."
4 Because the fund pays 12b-1 fees, long-term Class B shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
5 The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses for Class B shares was 1.30% for the fiscal year ended December 31, 2002. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses for Class A were 0.95% for the fiscal year ended December 31, 2002.

ND TAX-FREE FUND, INC.
EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    Redemption                    No Redemption
Share Class                      A              B              A                B
----------------------------------------------------------------------------------
1 Year                         $540           $571           $540             $171
----------------------------------------------------------------------------------
3 Years                        $784           $830           $784             $530
----------------------------------------------------------------------------------
5 Years                      $1,046         $1,013         $1,046             $913
----------------------------------------------------------------------------------
10 Years                     $1,796         $1,987         $1,796           $1,987
----------------------------------------------------------------------------------

SOUTH DAKOTA TAX-FREE FUND, INC.
                           FUND SUMMARY
                      INVESTMENT OBJECTIVE
The fund seeks to provide as high a level of current income exempt from federal and any future South Dakota income taxes as is consistent with preservation of capital.

       PRINCIPAL STRATEGIES:  HOW THE FUND PURSUES ITS OBJECTIVE
The fund purchases primarily South Dakota municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be of comparable quality. The fund is non-diversified and may invest more of its assets in a single issuer than a diversified fund. The expected average dollar weighted maturity of the fund's portfolio is between 15 and 25 years.

The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding municipal bonds that offer the potential for above-average return. To assess a bond's value, the adviser considers the bond's yield, price, credit quality and future prospects.

The fund may also invest in futures and options on futures for hedging purposes.

     PRINCIPAL RISKS:  WHAT ARE THE RISKS OF INVESTING IN THE FUND?
You should be aware that loss of money is a risk of investing. The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. The longer the average maturity of a fund's portfolio, the greater its interest rate risk. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. These may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

Because the fund is non-diversified and invests primarily in South Dakota bonds, the fund is particularly susceptible to any economic, political or regulatory developments affecting a particular issuer or issuers of South Dakota bonds in which the fund invests. Investing primarily in a single state makes the fund more sensitive to risks specific to the state.

Because the fund uses hedging strategies, the fund also bears the risk that the price movements of the futures and options will not correlate with the price movements of the portfolio securities being hedged.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                    IS THIS FUND RIGHT FOR YOU?
The fund may be a suitable investment for you if you seek to:
     *     Earn regular monthly tax-free dividends;
     *     Preserve investment capital over time;
     *     Reduce taxes on investment income;
     * Set aside money systematically for retirement, estate planning or college funding.
You should not invest in this fund if you seek
     *     Pursue an aggressive, high-growth investment strategy;
     *     Invest through an IRA or 401(k) plan;
     *     Avoid fluctuations in share price.

SOUTH DAKOTA TAX-FREE FUND, INC.
               HOW THE FUND HAS PERFORMED
The chart and table below provide some indication of the risk of investing in the fund by showing performance changes year to year and how average annual returns over one-year, five-year and the life of the fund compare with those of a broad measure of market performance. Past performance is not an indication of future performance.


ANNUAL TOTAL RETURNS FOR CLASS A (AS OF 12/31 EACH YEAR)
[bar chart]
2001               5.52%
2002               1.22%

For the periods shown, the highest and lowest quarterly returns were 3.89% and -1.30% for the quarters ending 12/29/00 and 12/31/02.


ANNUAL TOTAL RETURNS FOR CLASS B (AS OF 12/31 EACH YEAR)
[bar chart]
1995              11.47%
1996               6.58%
1997               5.10%
1998               3.88%
1999              -1.63%
2000               8.56%
2001               5.04%
2002               0.97%


For the periods shown, the highest and lowest quarterly returns were 5.17% and -1.40% for the quarters ending 3/31/95 and 12/30/94.

The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                      Average Annual Total Returns
                 for the Periods Ending December 31, 2002
      Return Before Taxes      1 Year     5 Year     10 Year     Since Inception(1)
                               (2.91)%     3.30%       N/A              4.83%

      Return After Taxes on    1 Year     5 Year     10 Year     Since Inception(3)
      Distributions             0.97%      3.31%       N/A              4.87%

      Return After Taxes on
      Distributions and Sale   1 Year     5 Year     10 Year     Since Inception(3)
      of Fund Shares           (0.23)%     3.61%       N/A              4.90%


      Return Before Taxes      1 Year     5 Year     10 Year     Since Inception
      LB Market Benchmark(2)    9.60%      6.06%       N/A              6.98%


(1) The inception period is from April 5, 1994 to December 31, 2002.

(2) LB Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment grade municipal bonds.

(3) This disclosure would be required for funds with less than 10 years of operating history.

The percentage of unrealized capital gains as compared to overall fund assets at December 31, 2002: 6.81%

(A) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes;

(B) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts;

(C) If the fund is a Multiple Class fund that offers more than one Class in the prospectus, after-tax returns are shown for only one Class and after-tax returns for other Classes will vary; and

(D) If average annual total return (after taxes on distributions and redemption) is higher than average annual total return, the reason for this result may be explained.

                            -13-

SOUTH DAKOTA TAX-FREE FUND, INC.
                    WHAT ARE THE FUND'S EXPENSES?
This table describes the fees and expenses that you may pay if you buy and hold fund shares.


SHAREHOLDER FEES (fees paid directly from your investment) 1
SHARE CLASS                                                                      CLASS A           CLASS B
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)...............................................4.25%2..............NONE
Maximum Deferred Sales Charge (Load)
(as a percentage of lesser of purchase price or redemption proceeds)..............NONE................4.00%3
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.......................NONE................NONE
Redemption Fees...................................................................NONE................NONE
Exchange Fee......................................................................NONE................NONE
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets)
Management Fees...................................................................0.60%...............0.60%
Distribution and Service (12b-1) Fees.............................................0.25%...............0.75%4
Other Expenses....................................................................1.14%...... ........1.06%
                                                                                  ----                ----
Total Annual Fund Operating Expenses5.............................................1.99%.............. 2.41%

1 Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.
2 Reduced Class A sales charges apply to purchases of $50,000 or more. See "Class A Shares" under "The Shares We Offer."
3 Class B shares redeemed within five years of purchase are subject to a contingent deferred sales charge ("CDSC") of 4% during the first and second years, 3% during the third year, 2% during the fourth year, and 1% during the fifth year. Purchases of $1 million or more are subject to a reduced CDSC if redeemed within 1 year of purchase. See "Class B Shares" under "The Shares We Offer."
4 Because the fund pays 12b-1 fees, long-term Class B shareholders may pay more in distribution expenses than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
5 The investment adviser and underwriter may also voluntarily waive fees or reimburse expenses not required under the advisory contract from time to time. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses for Class B shares was 1.30% for the fiscal year ended December 31, 2002. Accordingly, after fee waivers and expense reimbursements, the fund's actual total annual operating expenses for Class A were 0.95% for the fiscal year ended December 31, 2002.

SOUTH DAKOTA TAX-FREE FUND, INC.
EXAMPLE:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                        Redemption                   No Redemption
Share Class                          A               B            A                B
-------------------------------------------------------------------------------------
1 Year                             $618            $644         $618             $244
-------------------------------------------------------------------------------------
3 Years                          $1,023          $1,051       $1,023             $752
-------------------------------------------------------------------------------------
5 Years                          $1,452          $1,385       $1,452           $1,286
-------------------------------------------------------------------------------------
10 Years                         $2,643          $2,746       $2,643           $2,746
-------------------------------------------------------------------------------------


                                 -14-


                          FUND MANAGEMENT
The overall management of the business and affairs of the funds is the responsibility of the funds' Board of Directors. ND Money Management, Inc. ("ND Management"), 1 North Main, Minot, North Dakota 58703, is the investment adviser to the funds. ND Management has been advising mutual funds since 1989 and is currently investment adviser to five funds with assets under management of approximately $113 million. ND Management was also the investment adviser to the ND Insured Income Fund, Inc. from 1991 to 1998. ND Management is responsible for the selection and ongoing monitoring of the securities in each fund's portfolio, and, at its own expense, provides all necessary administrative services, office space, equipment and clerical services for managing the funds' investments. ND Management also pays the salaries and fees of all officers and directors of the funds who are affiliated persons of ND Management.

Mr. Monte Avery, Chief Portfolio Strategist, is the portfolio manager for the funds and is primarily responsible for the day-to-day management of each fund's portfolio, including credit analysis and the execution of portfolio transactions, under the general supervision and direction of Robert E. Walstad, President of the funds. Mr. Walstad started in the securities business with PaineWebber as a retail broker in 1972. In 1977, he became branch manager with Dean Witter Reynolds and spent ten years in that capacity. In 1987, Mr. Walstad founded Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.), which wholly-owns the funds' investment adviser and underwriter. Since that time, Mr. Walstad has been President of the adviser, underwriter, and of the funds. Mr. Walstad has supervised and directed the management of the funds since they commenced operations. In addition, Mr. Walstad is also the President of Ranson Managed Portfolios, an open-end investment company which currently offers four portfolio series, and the fund's investment adviser and underwriter, Ranson Capital Corporation. Since January 1996, Mr. Walstad has supervised and directed the management of the portfolios of these funds.

Mr. Avery started in the securities business with PaineWebber in 1981 as a retail broker transferring to Dean Witter in 1982. In 1988, Mr. Avery joined Bremer Bank, N.A. (Minot, ND) to help start their Invest Center. He transferred back to Dean Witter in 1993 until joining Integrity Mutual Funds, Inc. in 1995. Since that time, Mr. Avery has been a co-manager of the funds and effective in February 2000, the manager of the funds. Since January 1996, he has also been the portfolio manager for the Integrity Fund of Funds, Inc. and a co-portfolio manager of the series in Ranson Managed Portfolios, becoming the manager of these funds in February 2000. Mr. Avery relinquished his duties as portfolio manager for Integrity Fund of Funds, Inc. as of September 2001. All portfolio management decisions are subject to periodic review by Mr. Walstad and to quarterly review by the Board of Directors.

For providing management services, ND Management is paid an annual fund management fee by each fund of 0.60% of the fund's average daily net assets, payable monthly.
                                  -15-

For the most recent fiscal year, the funds paid, after expense reimbursements, the following management fees to ND Management, as a percentage of average net assets:

                   Montana Tax-Free Fund.............. 0.60%
                   ND Tax-Free Fund................... 0.60%
                   South Dakota Tax-Free Fund......... 0.22%

Each fund pays for its own operating expenses such as custodial, transfer agent, accounting and legal fees; brokerage fees and commissions, if any; distribution and service fees; insurance premiums; interest; organizational expenses; taxes; and extraordinary expenses. See the Statement of Additional Information for an additional discussion of fund expenses.

                    FUNDAMENTAL INVESTMENT STRATEGIES
                     SECURITIES THE FUNDS INVEST IN
Each fund's investment objective may not be changed without shareholder approval. The funds' investment policies, unless otherwise noted, may be changed by the funds' Board of Directors without shareholder approval.

                         MUNICIPAL OBLIGATIONS
Each Fund has adopted a fundamental policy that, under normal circumstances, commits each fund will invest at least 80% of its total assets in debt obligations of the respective state and its political subdivisions, agencies, and instrumentalities. The Funds, however, typically have invested substantially all of their assets in municipal securities that pay interest exempt from both federal and the relevant state's income taxes. Additionally, each Fund will also, as a matter of fundamental policy and under normal circumstances, invest at least 80% of its net assets in municipal securities which pay interest that is not subject to the alternative minimum tax. These fundamental policies may not be changed without a shareholder vote.

Municipal securities include debt obligations (such as bonds, notes, commercial paper and lease obligations) issued by the respective state and its political subdivisions, municipalities, agencies and authorities and U.S. territories and possessions. States, local governments and municipalities issue municipal securities to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These securities include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds purchase primarily municipal securities that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be of comparable quality by the fund's investment adviser. Each fund may also invest in municipal securities of U.S. territories and possessions (such as Puerto Rico and Guam) and of the District of Columbia which are exempt from regular federal and state income taxes. The funds will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors, however, may vary this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders. Each fund may also purchase municipal securities that represent lease obligations. These carry special risks because the issuer of the securities may not be obligated to appropriate money annually to make payments under the lease.

PORTFOLIO MATURITY
Each fund buys municipal bonds with different maturities in pursuit of its investment objectives, but expects under normal market conditions an investment portfolio with an average dollar weighted maturity of 15 to 25 years.

                          HOW WE SELECT INVESTMENTS
ND Management selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. ND Management reviews municipal securities available for purchase, monitors the continued creditworthiness of each fund's municipal investments, and analyzes economic, political and demographic trends affecting the municipal markets. Based on our analysis of this research, we select those municipal obligations that we believe represent the most attractive values.

PORTFOLIO TURNOVER
A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds anticipate that their annual portfolio turnover rate will generally not exceed 70%. A turnover rate of 100% would occur, for example, if a fund sold and replaced securities valued at 100% of its net assets within one year. Active trading would result in the payment by the fund of increased brokerage costs and the realization of taxable capital gains. The funds normally will not engage in the trading of securities to realize short-term profits. The funds, however, may adjust their portfolios in view of prevailing or anticipated market conditions and the fund's investment objective. The funds may also make short-term trades to take advantage of market opportunities. In deciding to sell a security, ND Management generally considers such factors as the bond's yield, the continued creditworthiness of the issuer, and prevailing market conditions.

                            RISK MANAGEMENT
INVESTMENT LIMITATIONS
The funds have adopted certain limitations that cannot be changed without shareholder approval and are designed to limit your investment risk. Under these restrictions, each fund may not invest 25% or more of its total assets in any industry. In applying this limitation, government issuers of municipal securities are not considered part of any "industry." However, municipal securities backed by the assets and revenues of non-governmental users will be considered issued by these users in applying this limitation. Each fund may also invest in industrial development bonds whose revenues derive from similar types of projects (such as, education, electric utilities or health care). See the Statement of Additional Information for more information regarding the funds' investment policies and restrictions and the risks associated with these policies.

Hedging Strategies
Each fund may also engage in various investment strategies designed to hedge against interest rate changes or other market conditions using financial instruments whose prices, in the opinion of the fund's investment adviser, correlate with the values of securities the fund owns or expects to purchase. The securities used to implement these strategies include financial futures contracts (such as future contracts in U.S. Treasury securities and interest-related indices) and options on financial futures. The ND Tax-Free Fund may also use options on municipal securities and temporary investments, as well as index options. The ND Tax-Free Fund may write (sell) covered call options and secured put options on up to 25% of its net assets. In addition, the fund will not purchase put and call options if more than 5% of its net assets are invested in the premiums of such options.

Successful use of futures and options with respect thereto by the fund also is subject to ND Management's ability to forecast correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities being hedged and the price movements of the futures contract.

The ability of a fund to benefit from options and futures is largely dependent on ND Management's ability to use such strategies successfully. If ND Management's judgement about the general direction of interest rates or markets is wrong, the overall performance of the fund will be poorer than if no such futures or options had been used. In addition, a fund's ability to effectively hedge all or a portion of its portfolio through transactions in futures and options depends on the degree to which price movements in the futures and options correlate with the price movements in the fund's portfolio. Consequently, if the price of the futures and options moves more or less than the price of the security that is subject to the hedge, the fund will experience a gain or loss that will not be completely offset by movements in the price of the security. The risk of imperfect correlation is greater where the securities underlying the futures contracts are taxable securities (rather than municipal securities), are issued by companies in different market sectors or have different maturities, ratings or geographic mixes than the security being hedged. In addition, the correlation may be affected by additions to or deletions from the index which serves as the basis for a futures contract.

A fund could lose money on futures transactions or an option can expire worthless. Losses (or gains) involving futures can sometimes be substantial in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Use of options may also (i) result in losses to a fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities, or (v) cause a fund to hold a security it might otherwise sell.

TEMPORARY INVESTMENT STRATEGIES
Each fund may, from time to time, take temporary defensive positions that are inconsistent with the fund's fundamental investment strategies in attempting to respond to adverse market, economic, political or other conditions. Each fund may therefore invest up to 100% of its assets in short-term high quality taxable fixed income securities as well as short-term municipal bonds as a temporary defensive measure in response to adverse market conditions. These short-term securities include obligations of the U.S. government (its agencies and instrumentalities), debt securities rated within the three highest grades by independent rating agencies, commercial paper, certificates of deposit, municipal securities and any such securities subject to short-term repurchase agreements. During these periods, a fund may not be able to achieve its investment objective. For more detailed information on eligible short-term investments, see the Statement of Additional Information.

                   NON-FUNDAMENTAL INVESTMENT STRATEGIES
DELAYED DELIVERY SECURITIES
As a non-fundamental investment strategy, each fund may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date. In addition, each fund is required to set aside cash or liquid high-grade debt securities to satisfy its commitments to buy when-issued or delayed-delivery securities. While these assets are set aside, the cash and securities are not available to make additional investments or for trading.

                          PRINCIPAL RISK FACTORS
Risk is inherent in all investing. Investing in the funds involves risk, including the risk that you may receive little or no return on your investment or that you may even lose part or all of your investment. Before you invest, you should consider the following risks:

INTEREST RATE RISK: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk.

CREDIT RISK: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds.

CONCENTRATION RISK: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. See "Appendix-Additional State Information."

In addition, each fund may also invest over 25% of its assets in municipal securities whose revenues derive from similar types of projects including

                                  -19-
health care, housing, utilities and education. Each fund therefore bears the risk that economic, political or regulatory developments could adversely affect these industries and therefore the value of a fund's portfolio.

NON-DIVERSIFICATION RISK: each fund is a non-diversified investment company and as such, each fund may invest more than 5% of its assets in the obligations of any issuer. Because a relatively high percentage of the fund's assets may be invested in the municipal securities of a limited number of issuers, the fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

In addition, because of the relatively small number of issuers of municipal securities in Montana, North Dakota and South Dakota, the funds are more likely to invest a higher percentage of their assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. The funds are therefore subject to greater risks of loss if an issuer is unable to make interest or principal payments or if the market value of such securities declines.

INCOME RISK: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from the new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

INFLATION RISK: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.


                           THE SHARES WE OFFER
In deciding whether to purchase Class A or Class B shares, you should consider:
     *     the amount of your
     *     any current holdings of fund shares;
     *     how long you expect to hold the shares
     *     the amount of any up-front sales charge;
     * whether a contingent deferred sales charge ("CDSC") would apply upon redemption;
     * the amount of any distribution or service fees that you may incur while you own the shares;
     * whether you will be reinvesting income or capital gain distributions in additional shares; and
     *     whether you qualify for a sales charge waiver or reduction.

For a summary of the charges and expenses for each class, please see "What are the Fund's Expenses?" for a fund.

CLASS A SHARES
You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described below. The up-front sales charge also does not apply to Class A shares acquired through reinvestment of dividends and capital gains distributions. Each fund has also

                                   -20-

adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") that allows the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders. Class A shares are subject to an annual service fee of 0.25% of the average daily net assets of Class A shares of the fund which compensates your financial adviser for providing ongoing service to you. Because these fees are paid out of fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The up-front Class A sales charge and the commissions paid to dealers are as follows:

                                                                                              Authorized Dealer
                                      Sales Charge as %           Sales Charge as %             Commission as
        Amount of                         of Public                   of Net                     % of Public
        Purchase                       Offering Price              Amount Invested              Offering Price
-------------------------------------------------------------------------------------------------------------
Less than $50,000                         4.25%                        4.44%                           3.60%
-------------------------------------------------------------------------------------------------------------
$50,000 but less than $100,000            3.75%                        3.90%                           3.15%
-------------------------------------------------------------------------------------------------------------
$100,000 but less than $250,000           3.25%                        3.36%                           2.75%
-------------------------------------------------------------------------------------------------------------
$250,000 but less than $500,000           2.50%                        2.56%                           2.00%
-------------------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000         1.50%                        1.52%                           1.40%
-------------------------------------------------------------------------------------------------------------
$1,000,000 and over                       0.75%                        0.76%                           0.70%
-------------------------------------------------------------------------------------------------------------

CLASS B SHARES
You can buy Class B shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. Under the 12b-1 Plan, however, you will pay an annual distribution and service fee of 0.75% of average daily assets of Class B shares (0.85% of average daily net assets of Class B shares with respect to the ND Tax-Free
Fund). The annual distribution fee compensates ND Capital, Inc. ("ND Capital"), the funds' underwriter, for paying dealers who sell Class B shares an up-front sales commission of 3-3/4% on amounts invested (1% on sales of $1 million or more), excluding sales to investors exempt from the contingent deferred sales charge ("CDSC"). ND Capital may use a portion of this fee to pay an annual service fee of up to 0.25% of the average daily net assets of Class B shares to dealers for providing ongoing service to you. Because these fees are paid out of the fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

If you sell your Class B shares within five years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule.

YEARS SINCE PURCHASE      1    2    3    4    5    6 AND UP
CDSC                      4%   4%   3%   2%   1%      0%

You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends and capital gains. When you redeem shares subject to a CDSC, the

                                  -21-

fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the Class B shares you have owned in the order purchased. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to ND Capital.

Purchases of $1 million or more of Class B shares are subject to a reduced CDSC of 1% if shares are redeemed within 12 months of purchase. Purchases of $1 million or more made within 13 months of the initial purchase may qualify for the reduced CDSC. To be eligible, you must notify the fund in writing at the time of your initial purchase of your intent to purchase $1 million or more of Class B shares within 13 months and subsequently complete this investment. Any Class B shares purchased and sold during this 13 month period will be deducted in computing your total purchase. The 1% CDSC applies for one year after your purchases total $1 million.

Class B shares will automatically convert to Class A shares approximately eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares of 0.25% of the average daily net assets applicable to Class A shares. The conversion will be based on the relative net asset values of Class A and Class B shares without imposing any sales load, fee or other charge. Since the net asset value per share of the Class B shares and the Class A shares may differ at the time of the conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted, but the dollar value will be the same. This conversion feature may be suspended or terminated if it comes to our attention that such conversion would constitute a taxable event under federal income tax law.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares and to eliminate the CDSC on Class B shares.

CLASS A SALES CHARGE REDUCTIONS                   CLASS A AND CLASS B SALES CHARGE WAIVERS
*   Rights of Accumulation                        The funds may sell Class A shares without an
*   Letter of Intent                              up-front sales charge and Class B
*   Group Purchase                                shares without a CDSC to:

                                              *   directors, officers, employees (including retirees)
                                                  of the funds, ND Holdings, ND Management and ND Capital
                                                  for themselves or certain members of their family;

                                              *   trusts, pension, profit-sharing or other plans for the
                                                  benefit of directors, officers, employees (including
                                                  retirees) of the funds, ND Holdings, ND Management and
                                                  ND Capital and certain members of their families;

                                    -22-

                                              *   authorized broker-dealers and financial institutions and
                                                  certain employees (including their spouses and children)
                                                  of such dealers and institutions;

                                              *   any broker-dealer, financial institution or other qualified firm which does not receive commissions for selling shares to its clients; and

                                              *   with respect to Class A shares, purchases using redemptions from unrelated funds in which you have paid a sales load.

Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available by calling (800) 276-1262. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify the funds at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

                           HOW TO BUY SHARES
Fund shares may be purchased on any business day, which is any day the New York Stock Exchange is open for business and normally ends at 3 p.m., Minot, North Dakota time. Generally, the Exchange is closed on weekends, national holidays and Good Friday.

You may buy shares through investment dealers who have sales agreements with ND Capital, the Funds' distributor or directly from ND Capital. If you do not have a dealer, call (800) 276-1262 and ND Capital can refer you to one.

Purchase requests should be addressed to the authorized dealer or agent from which you received this Prospectus. Such dealers or agents may place a telephone order with ND Capital for the purchase of shares. It is the broker's or dealer's responsibility to promptly forward payment and the purchase application to the transfer agent for the investor to receive the next determined net asset value. Payment for shares purchased by telephone should be received within three business days. Checks should be made payable to the name of the applicable fund.

MINIMUM INVESTMENTS AND SHARE PRICE
You may open an account with $1,000 ($100 for the Monthomatic Investment Plan) and make additional investments at any time with as little as $50. The minimum investment requirements apply per fund share class. The funds may change these minimum initial investments at any time.

The price you pay for a class of fund shares will depend on how and when the fund receives your order. You will receive the share price for the applicable class next determined after the fund has received your order. If you place your order by contacting the fund directly, your order must be received by the fund prior to close of trading of the New York Stock Exchange (normally
3:00 p.m. Minot, North Dakota time) for you to receive that day's price.

However, if you place your order through a dealer prior to the close of trading of the New York Stock Exchange and the fund receives such order prior to the close of business of the fund (normally 5:00 p.m. Minot, North Dakota time), you will receive that day's price. Dealers are obligated to transmit orders promptly. See "Net Asset Value" for a discussion of how shares are priced.

            SYSTEMATIC INVESTING-THE MONTHOMATIC INVESTMENT PLAN
Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or call ND Resources at (800) 601-5593 for appropriate forms.

With the Monthomatic Investment Plan, you can make regular investments of $50 or more per month by authorizing us to draw either checks or debits on your bank account. Such account must have check or draft writing privileges. You can stop the withdrawals at any time by sending a written notice to ND Resources, Inc. ("ND Resources"), the funds' transfer agent, at P.O. Box 759, Minot, ND 58702. The termination will become effective within 7 days after the transfer agent has received the request. The funds may terminate or modify this privilege at any time and may immediately terminate a shareholder's monthomatic plan if any item is unpaid by the shareholder's financial institution. There is no charge for this plan.

                           SPECIAL SERVICES
To help make your investing with us easy and efficient, we offer you the following services at no extra cost.

EXCHANGING SHARES
You may exchange fund shares into an identically registered account at any time for shares of any mutual fund advised or underwritten by ND Capital, Ranson Capital Corporation or ND Management at net asset value. If you own Class B shares subject to a CDSC, the CDSC and the holding period of your original investment will be carried forward into the fund in which you are exchanging and applied in the event you redeem any or all of your shares in this fund.
If you own Class A shares subject to an up-front sales charge, you will not pay a front-end sales charge or be subject to a CDSC when exchanging into shares of another fund.

Similarly, shareholders in funds advised or underwritten by ND Capital, Ranson Capital Corporation, or ND Management exercising the applicable exchange privilege of these funds, may purchase Class A shares at net asset value if they paid an up-front sales charge on the shares of the original fund being exchanged and Class B shares if the shares of the original fund are subject to a CDSC. In such case, the CDSC and the holding period of the original investment will be carried forward into the fund and applied upon redemption. However, if the CDSC applicable to the Class B shares being acquired is higher than the CDSC applicable to the shares being exchanged, such higher charge shall be applied upon redemption of the acquired shares.

Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging and be available in your state. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange. A shareholder considering an exchange should obtain and read the prospectus of the fund being acquired and consider the differences between it and the fund whose shares he or she owns before making an exchange.

The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege on 60 days' written notice, limit the amount or number of exchanges, or reject any exchange. For additional information on how to exercise the exchange privilege, call ND Resources at (800) 601-5593.

REINSTATEMENT PRIVILEGE
If you redeem fund shares, you may reinstate all or part of your redemption proceeds without incurring any additional charges. You may only reinvest in the same share class you redeemed. If you paid a CDSC, we will refund your CDSC as additional shares in proportion to the reinstatement amount of your redemption proceeds and your holding period will also be reinstated. An investor exercising this privilege a year or more after redemption must complete a new account application and provide proof that the investor was a shareholder of the fund. The funds may modify or terminate this privilege at any time. You should consult your tax adviser about the tax consequences of exercising your reinstatement privilege.

                          HOW TO SELL SHARES
You may sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after the fund has received your properly completed redemption request as described below. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable.

You can sell your shares at any time by sending a written request to the appropriate fund, c/o ND Resources, P.O. Box 759, Minot, ND 58702 or by placing an order to sell through your financial adviser. Such dealers or agents may place a fax or mail in the order to ND Capital for the sale of shares. It is the broker's or dealer's responsibility to promptly forward the redemption requests to the transfer agent for shares being redeemed to receive the next determined net asset value.

To properly complete your redemption request, your request must include the following information:
   *   The fund's
   *   Your name and account number
   *   The dollar or share amount you wish to redeem;
   *   The signature of each owner exactly as it appears on the
   * The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
   * The address where you want your redemption proceeds sent (if other than the address of record);

   * Any certificates you have for the shares (signed certificate or a duly endorsed stock power); and
   *   Any required signature guarantees.

We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared which may take up to 15 days from the date of purchase. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address. Signature guarantees must be obtained from a commercial bank, trust company, savings and loan association or brokerage firm. A notary public cannot provide a signature guarantee.

You should note that the funds reserve the right to liquidate your account upon 60 days' written notice if the value of your account falls below $1,000 for any reason other than a fluctuation in the market value of the fund shares.
The funds also reserve the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities). Because you would receive portfolio securities in an in-kind redemption, you would still be subject to market risk and may incur transaction costs in selling the securities.

A fund may also suspend the right of redemption under the following unusual circumstances:
   * For any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings;
   * When trading in the markets that the fund normally utilizes is restricted or when an emergency, as defined by the rules and regulations of the SEC, exists making disposal of that Fund's investments or determination of its net asset value not reasonably practicable, or
   *   For any other periods as the SEC by order may permit.

In case of any such suspension, you may either withdraw your request for redemption or receive payment based on the net asset value per share next determined after the termination of the suspension.


                       SYSTEMATIC WITHDRAWAL
If the value of your fund account is at least $5,000, you may request to have $50 or more withdrawn automatically from your account, subject to any applicable CDSC. You may elect to receive payments monthly, quarterly, semiannually or annually. If payments exceed reinvested dividends and distributions, an investor's shares will be reduced and eventually depleted. You must complete the appropriate section of the account application to participate in the fund's systematic withdrawal plan. A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in this plan. You may terminate participation in the program at any time. The funds may terminate or modify this program at any time.

                          DISTRIBUTIONS AND TAXES
The funds declare their net investment income as dividends daily on shares for which they have received payment. Net investment income of a fund consists of all interest income earned on portfolio securities less expenses. The funds will pay dividends from the net income monthly and any dividends from realized short-term or long-term capital gains, if any, at or around year end of the fund's fiscal year. These policies are non-fundamental and may be modified by the funds at any time.

REINVESTMENTS OPTIONS
The funds automatically reinvest your dividends in additional fund shares at net asset value unless you request otherwise.

You may request to have your dividends and capital gains paid to you in the following ways:
   * income dividends in cash and capital gain dividends reinvested in additional fund shares;
   *   income and capital gain dividends in cash; or
   * income and capital gain dividends reinvested in shares of Integrity Fund of Funds, Inc. ("Integrity") at net asset value, provided you open an account with Integrity with a minimum balance of $100.

You may change your selected method of distribution, provided such change will be effective only for distributions paid three days after the transfer agent receives the written request. The funds will send a check to investors selecting to receive dividends in cash. You may have your distribution check paid to a third party or sent to an address other than your address of record (although a signature guarantee will be required). For further information, contact ND Resources at (800) 601-5593.

TAXES AND TAX REPORTING
Because the funds invest primarily in municipal bonds from a specific state, each fund's regular monthly dividends payable from the net tax-exempt interest earned from these municipals will generally be exempt from regular federal income tax. All or a portion of a fund's dividends, however, may be subject to any state and local taxes. A portion of these dividends may also be subject to the federal alternative minimum tax (AMT).

Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. To the extent the funds engage in hedging transactions in futures contracts and options thereon, the funds may earn capital gains or losses. Net investment income earned on debt obligations other than municipal securities and net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder. For information regarding the state tax consequences of a fund investment, see Appendix-Additional State Information.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

                      DISTRIBUTION AND SERVICE PLANS
ND Capital serves as the distributor of the funds' shares. In this capacity, ND Capital manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse ND Capital for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a 12b-1 Plan. See "The Shares We Offer" for a description of the distribution and service fees paid under each plan.

ND Capital receives the 12b-1 fee for Class B shares primarily for providing compensation to authorized dealers, including ND Capital, in connection with the distribution of shares and related financing costs. These fees also compensate ND Capital for other expenses, including printing and distributing prospectuses to persons other than shareholders; preparing, printing and distributing advertising and sales literature, and reports to shareholders used in connection with the sale of shares, and other overhead expenses (such as rent and salaries).

ND Capital may also use a portion of this fee applicable to Class B shares to pay an annual service fee to authorized dealers, including ND Capital, for providing account services to shareholders. Similarly, ND Capital uses the service fee for Class A shares to compensate authorized dealers, including ND Capital, for providing account services to shareholders. These services may include answering shareholder inquiries, assisting in redeeming shares, interpreting confirmations, statements and other documents, and providing other personal services to shareholders.

                             NET ASSET VALUE
The price you pay for your shares is based on the fund's net asset value per share of the applicable class which is determined as of the close of trading (normally 3:00 p.m. Minot, North Dakota time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the total value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding for the class. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Directors or its delegate.

In determining net asset value, expenses are accrued and applied daily. Fixed income securities for which market quotations are readily available are valued at the mean between the quoted bid and ask prices. When market quotations are not readily available (which is usually the case for municipal securities), ND Management establishes the fair market value pursuant to procedures established by the Board of Directors. In establishing fair value, ND Management considers factors such as the yields and prices of comparable municipal bonds, the type of issue, coupon, maturity and rating, indications of value from dealers and general market conditions. ND Management may also use a computer based system, a "matrix system," to compare securities to determine valuations. The procedures used by ND Management and its valuations are reviewed by the officers of the funds under the general supervision of the Board of Directors and periodically by the Board. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost.

Options that are traded on an exchange are valued at the last sales price, unless there is no last sales price. In that case, the options will be valued at the mean between the closing bid and ask prices. Financial futures are valued at their settlement prices established on the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as established by the Board of Directors or its delegate. If an event were to occur, after the value of an instrument was established but before net asset value per share was determined, which would likely materially change the net asset value, then the instrument would be valued using fair value considerations by the Board of Directors or its delegate.

                         FUND SERVICE PROVIDERS
The custodian of the assets of the funds is Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis,
MN 55479. ND Resources, a wholly-owned subsidiary of ND Holdings, is the funds' transfer agent. As transfer agent, ND Resources performs bookkeeping, data processing, accounting and other administrative services for the operation of the funds, and the maintenance of shareholder accounts.

                          SHAREHOLDER INQUIRIES
All inquiries regarding the funds should be directed to ND Capital at 1 North Main, Minot, ND 58703 or call (800) 276-1262. All inquiries regarding account information should be directed to ND Resources at P.O. Box 759, Minot, ND 58702 or call (800) 601-5593.

                            PRIVACY POLICY

Integrity Mutual Funds understands your concerns about safeguarding information about you and your account(s) and considers the privacy of our shareholders to be of fundamental importance. We have established the following standards to safeguard the personal and confidential information you entrust to us.

1.  COLLECTION OF INFORMATION
While we do not sell any nonpublic personal information about our customers to third parties, we do collect and retain such information about you including:


* Information from applications or other forms, such as you and your spouse's names, occupations, street address and social security numbers;
* Information regarding your financial position, investment experience and objectives; and
* Information about your transactions with us, our affiliates, or others, such as your account balance and transaction detail.

2.  DISCLOSURE OF INFORMATION
Disclosure of nonpublic personal information to affiliates is often necessary to conduct our business. We have also disclosed such information to third parties as permitted by law. Some instances when we have provided information to nonaffiliates include:


* Disclosing information necessary to process and service account transactions that you authorize;
* Disclosing your name and address to third parties who assist with mailing fund-related materials such as shareholder reports; and
* Disclosing information as required by regulatory or law enforcement agencies or with others as permitted by law.

3.  CONFIDENTIALITY AND SECURITY
We maintain physical, electronic and procedural safeguards to ensure the integrity of your personal information.

4.  LIMITED ACCESS TO INFORMATION
Access to your nonpublic personal information is limited to authorized employees, affiliates and third parties. The information will then only be used for authorized purposes such as maintaining or servicing your account(s) or as permitted by law.

5.  FURTHER INFORMATION
If you have any questions about our privacy policy, please call us at
(701) 852-5292.
                                 -30-

                    FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the funds' recent past performance. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Brady, Martz & Associates, P.C., whose report, along with the funds' financial statements are included in the fund's annual report.
Further information about a fund's performance is also contained in the fund's latest annual shareholder report. You may obtain a free copy of a fund's latest annual shareholder report and Statement of Additional Information upon request from the fund.

MONTANA TAX-FREE FUND, INC.

CLASS A SHARES
--------------
                                                                                                            For The Period
                                                                  For The              For The             Since Inception
                                                                 Year Ended           Year Ended       (January 7, 2000) Thru
                                                               December 31, 2002    December 31, 2001      December 29, 2000
                                                               --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................  $   9.81              $   9.75               $   9.33
                                                               --------------------------------------------------------------
Income from Investment Operations:
     Net investment income.....................................  $    .43              $    .45               $    .46
     Net realized and unrealized gain (loss)
     on investment and futures transactions....................      (.54)                  .06                    .42
                                                               --------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations.................................  $   (.11)             $    .51               $    .88
                                                               --------------------------------------------------------------
Less Distributions:
     Dividends from net investment income......................  $   (.43)             $   (.45)              $   (.46)
     Return of capital distributions...........................       .00                   .00                    .00
     Distributions from net realized gains.....................       .00                   .00                    .00
                                                               --------------------------------------------------------------
         Total Distributions...................................  $   (.43)             $   (.45)              $   (.46)
                                                               --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................................  $   9.27              $   9.81               $   9.75
                                                               ==============================================================
Total Return...................................................     (1.19%)(A)             5.30%(A)              9.75%(A)


Ratios/Supplemental Data:
     Net assets, end of period (in thousands) .................  $  7,264              $  3,537               $  105
     Ratio of net expenses (after expense
     assumption) to average net assets.........................      0.95%(B)              0.94%(B)              0.93%(B)
     Ratio of net investment income to
     average net assets........................................      4.45%                 4.39%                 4.69%
     Portfolio turnover rate	.................................      6.26%                12.33%                 7.05%


(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) assumed/waived expenses of $10,332, $2,028, and $86, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.12%, 1.11%, and 1.11%, respectively.

                                  -31-

MONTANA TAX-FREE FUND, INC.

CLASS B SHARES
--------------
                                                 For The         For The         For The         For The         For The
                                                Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                December 31,    December 31,    December 29,    December 31,    December 31,
                                                   2002            2001            2000            1999            1998
                                                ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $  9.78          $  9.75        $  9.36         $ 10.05         $ 10.16
                                                ----------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income......................  $   .39          $   .41        $   .42         $   .42         $   .42
     Net realized and unrealized gain (loss)
     on investment and futures transactions.....     (.53)             .03            .39            (.64)           (.06)
                                                ----------------------------------------------------------------------------
         Total Income (Loss) From
          Investment Operations.................  $  (.14)         $   .44        $   .81         $  (.22)        $   .36
                                                ----------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income.......  $  (.39)         $  (.41)       $  (.42)        $  (.42)        $  (.42)
     Return of capital distributions............      .00              .00            .00            (.05)           (.05)
     Distributions from net realized gains......      .00              .00            .00             .00             .00
                                                ----------------------------------------------------------------------------
         Total Distributions....................  $  (.39)         $  (.41)       $  (.42)        $  (.47)        $  (.47)
                                                ----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................  $  9.25          $  9.78        $  9.75         $  9.36         $ 10.05
                                                ============================================================================
Total Return....................................    (1.44%)(A)        4.62%(A)       8.97%(A)       (2.32%)(A)       3.66%(A)


Ratios/Supplemental Data:
     Net assets, end of period (in thousands) ..  $ 53,016         $ 58,270       $ 58,294        $ 60,492        $ 58,879
     Ratio of net expenses (after expense
     assumption) to average net assets..........     1.30%(B)         1.30%(B)       1.30%(B)        1.30%(B)        1.30%(B)
     Ratio of net investment income to
     average net assets.........................     4.11%            4.21%          4.52%           4.26%           4.18%
     Portfolio turnover rate....................     6.26%           12.33%          7.05%           8.94%           3.65%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) assumed/waived expenses of $183,595, $193,549, $195,053, $204,163, and $177,054, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.63%, 1.63%, 1.63%, 1.63%, and 1.63%, respectively.

ND TAX-FREE FUND, INC.

CLASS A SHARES
--------------
                                                                                                            For The Period
                                                                  For The              For The             Since Inception
                                                                 Year Ended           Year Ended       (January 7, 2000) Thru
                                                               December 31, 2002    December 31, 2001      December 29, 2000
                                                               --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................  $   8.63              $   8.66               $   8.38
                                                               --------------------------------------------------------------
Income from Investment Operations:
     Net investment income.....................................  $    .41              $    .43               $    .43
     Net realized and unrealized gain (loss) on
     investment and futures transactions.......................      (.38)                 (.03)                   .28
                                                               --------------------------------------------------------------
         Total Income (Loss) From Investment Operations........  $    .03              $    .40               $    .71
                                                               --------------------------------------------------------------
Less Distributions:
     Dividends from net investment income......................  $   (.41)             $   (.43)              $   (.43)
     Return of capital distributions...........................       .00                   .00                    .00
     Distributions from net realized gains.....................       .00                   .00                    .00
                                                               --------------------------------------------------------------
         Total Distributions...................................  $   (.41)             $   (.43)              $   (.43)
                                                               --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................................  $   8.25              $   8.63               $   8.66
                                                               ==============================================================
Total Return...................................................      0.37%(A)              4.78%(A)               8.67%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands) .................  $ 34,463              $ 32,033               $ 24,684
     Ratio of net expenses (after expense
     assumption) to average net assets.........................      0.95%(B)              0.95%(B)               0.94%(B)
     Ratio of net investment income to
     average net assets........................................      4.87%                 5.01%                  5.12%
     Portfolio turnover rate...................................      3.14%                 2.30%                  0.86%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) assumed/waived expenses of $77,910, $60,751, and $39,055, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.18%, 1.16%, and 1.15%, respectively.

ND TAX-FREE FUND, INC.

CLASS B SHARES
--------------
                                                 For The         For The         For The         For The         For The
                                                Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                December 31,    December 31,    December 29,    December 31,    December 31,
                                                   2002            2001            2000            1999            1998
                                                ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $  8.64         $  8.66         $  8.40         $  8.94         $  9.09
                                                ----------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income......................  $   .38         $   .40         $   .40         $   .41         $   .41
     Net realized and unrealized gain (loss)
     on investment and futures transactions.....     (.39)           (.02)            .26            (.50)           (.10)
                                                ----------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations..................  $  (.01)        $   .38         $   .66         $  (.09)        $   .31
                                                ----------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income.......  $  (.38)        $  (.40)        $  (.40)        $  (.41)        $  (.41)
     Return of capital distributions............      .00             .00             .00            (.04)           (.05)
     Distributions from net realized gains......      .00             .00             .00             .00             .00
                                                ----------------------------------------------------------------------------
         Total Distributions....................  $  (.38)        $  (.40)        $  (.40)        $  (.45)        $  (.46)
                                                ----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................  $  8.25         $  8.64         $  8.66         $  8.40         $  8.94
                                                ============================================================================
Total Return....................................    (0.10)%(A)       4.53%(A)        8.13%(A)       (1.11%)(A)       3.48%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands)...  $  12,423       $  21,052       $  31,954       $  65,815       $  80,987
     Ratio of net expenses (after expense
     assumption) to average net assets..........     1.30%(B)        1.30%(B)        1.30%(B)        1.30%(B)        1.30%(B)
     Ratio of net investment income to
     average net assets.........................     4.52%           4.68%           4.80%           4.61%           4.59%
     Portfolio turnover rate....................     3.14%           2.30%           0.86%           7.45%           7.32%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) assumed/waived expenses of $60,864, $92,939, $144,913, $329,246, and $331,888, respectively. If the expenses had not been assumed/waived, the annualized ratios of total expenses to average net assets would have been 1.68%, 1.67%, 1.66%, 1.74%, and 1.70%, respectively..

SOUTH DAKOTA TAX-FREE FUND, INC.

CLASS A SHARES
--------------
                                                                                                            For The Period
                                                                  For The              For The             Since Inception
                                                                 Year Ended           Year Ended       (January 7, 2000) Thru
                                                               December 31, 2002    December 31, 2001      December 29, 2000
                                                               --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD...........................  $  10.14              $  10.07               $   9.70
                                                               --------------------------------------------------------------
Income from Investment Operations:
     Net investment income.....................................  $    .44              $    .47               $    .48
     Net realized and unrealized gain (loss)
     on investment and futures transactions....................      (.32)                  .07                    .37
                                                               --------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations.................................  $    .12              $    .54               $    .85
                                                               --------------------------------------------------------------
Less Distributions:
     Dividends from net investment income......................  $   (.44)             $   (.47)              $   (.48)
     Return of capital distributions...........................       .00                   .00                    .00
     Distributions from net realized gains.....................       .00                   .00                    .00
                                                               --------------------------------------------------------------
         Total Distributions...................................  $   (.44)             $   (.47)              $   (.48)
                                                               --------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.................................  $   9.82              $   10.14              $  10.07
                                                               ==============================================================
Total Return...................................................      1.22%(A)               5.52%(A)              9.00%(A)


RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in thousands) .................  $    943              $      45              $    42
     Ratio of net expenses (after expense
     assumption) to average net assets.........................      0.95%(B)               0.95%(B)              0.93%(B)
     Ratio of net investment income to
     average net assets........................................      4.39%                  4.68%                 4.85%
     Portfolio turnover rate...................................     18.95%                  7.14%                13.05%

(A)  Excludes maximum sales charge of 4.25%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) assumed/waived expenses of $4,901, $498 and $708, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.99%, 2.10% and 3.88%, respectively.

SOUTH DAKOTA TAX-FREE FUND, INC.

CLASS B SHARES
--------------
                                                 For The         For The         For The         For The         For The
                                                Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                                December 31,    December 31,    December 29,    December 31,    December 31,
                                                   2002            2001            2000            1999            1998
                                                ----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............  $ 10.14         $ 10.08         $  9.72         $ 10.38         $ 10.49
                                                ----------------------------------------------------------------------------
Income from Investment Operations:
     Net investment income......................  $   .41         $   .44         $   .45         $   .45         $   .46
     Net realized and unrealized gain (loss)
     on investment and futures transactions.....     (.31)            .06             .36            (.61)           (.06)
                                                ----------------------------------------------------------------------------
         Total Income (Loss) From
         Investment Operations..................  $   .10         $   .50         $   .81         $  (.16)        $   .40
                                                ----------------------------------------------------------------------------
Less Distributions:
     Dividends from net investment income.......  $  (.41)        $  (.44)        $  (.45)        $  (.45)        $  (.46)
     Return of capital distributions............      .00             .00             .00            (.05)           (.05)
     Distributions from net realized gain.......      .00             .00             .00             .00             .00
                                                ----------------------------------------------------------------------------
         Total Distributions....................  $  (.41)        $  (.44)        $  (.45)        $  (.50)        $  (.51)
                                                ----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..................  $  9.83         $ 10.14         $ 10.08         $  9.72         $ 10.38
                                                ============================================================================
Total Return....................................     0.97%(A)        5.04%(A)        8.56%(A)       (1.63)%(A)       3.88%(A)


Ratios/Supplemental Data:
     Net assets, end of period (in thousands)...  $   2,996       $   4,858      $   5,833        $   6,930       $   7,748
     Ratio of net expenses (after expense
     assumption) to average net assets..........     1.30%(B)        1.30%(B)        1.30%(B)        1.30%(B)        1.30%(B)
     Ratio of net investment income to
     average net assets.........................     4.07%           4.34%           4.59%           4.43%           4.36%
     Portfolio turnover rate....................    18.95%           7.14%          13.05%          28.48%          15.75%

(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.) assumed/waived expenses of $44,190, $60,414, $60,642, $58,597, and $55,713, respectively. If the expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 2.41%, 2.42%, 2.26%, 2.10%, and 2.05%, respectively.

                  APPENDIX - ADDITIONAL STATE INFORMATION
Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment.

MONTANA
Montana's economy is primarily based on agriculture, mining and the processing of minerals, and agricultural forest products. Montana's economy, however, continues to parallel the national trend of moving to more service producing industries. In 2002, the largest growth occurred in the mining, construction and finance, insurance and real estate (FIRE) sectors. The state's population, employment and income continue to grow. Between 1990 and 2000, Montana's population grew by 12.9%, slightly less than the national growth of 13.2% over the same period. Although agricultural employment continues to decline, other areas show gains in employment, particularly in the private services sector which represents various business, professional and personal service sectors. In 2002, the statewide unemployment rate increased slightly during the year from 4.6% in 2001 to 4.7% in 2002. At the national level, the unemployment rate rose 1.1 percentage points to 5.8% for the year. Moody's currently gives the State's general obligation debt an Aa3 rating and Standard & Poor's gives it an AA-.

TAX TREATMENT
The Montana Tax-Free Fund's regular monthly dividends to shareholders that are individuals, estates and trusts will not be subject to the Montana income tax to the extent they are paid out of income earned on state and local municipal bonds. These dividends are subject to Montana tax for shareholders that are corporations. You will be subject to Montana income tax, however, to the extent the Montana Tax-Free Fund distributes any taxable income or realized capital gains, or if you sell or exchange Montana Tax-Free Fund shares and realize a capital gain on the transaction. Montana taxes capital gains (including capital gain distributions paid by the fund) at the same rates as ordinary income.

NORTH DAKOTA
The North Dakota economy began to slow somewhat in 2002 following moderate, steady growth in recent years. The overall unemployment rate in the state was up from 2.8% in 2001 to 3.9% in 2002, compared to 5.8% nationally. Five out of eight major employment sectors experienced decreases over 2001 levels. North Dakota's mainstay industry-agriculture-continues to deal with poor grain prices and moderate prices for cattle producers resulting in a population migration from rural to urban areas of the state. Services, the state's largest sector, experienced only a slight gain of 0.6% over 2001 levels while employment in the construction and FIRE (finance, insurance and real estate) sectors declined
1.9% and 1.2%, respectively.   While rising world oil prices have triggered
increased exploration and drilling activity in recent years, the mining sector also experienced an employment decrease in 2002 of 2.6% compared to increases of 7.1% and 5.6% in 2000 and 2001, respectively. Efforts to diversify the state's economy from one that is solely production-based to one that utilizes the latest technological breakthroughs should continue to be the key to North Dakota's economic stability.

TAX TREATMENT
The ND Tax-Free Fund's regular monthly dividends will not be subject to North Dakota income taxes to the extent they are paid out of income earned on North Dakota state and local government municipal bonds. You will be subject to North Dakota income taxes, however, to the extent the ND Tax-Free Fund distributes any taxable income, or if you sell or exchange ND Tax-Free Fund shares and realize a capital gain on the transaction.

The treatment of corporate shareholders of the ND Tax-Free Fund is similar to that described above. However, the above dividends are not exempt from North Dakota tax for shareholders that are banks or other entities subject to North Dakota tax on financial institutions.

For individuals, trusts, and estates using the North Dakota short-form to compute your North Dakota income tax as a percentage of your federal income taxes, dividends characterized as long-term capital gains for federal tax purposes will be similarly treated for state tax purposes. If you, however, use the regular method of calculating North Dakota taxable income, these long-term capital gains will be taxed at the same rates as ordinary income.

SOUTH DAKOTA
Wholesale and retail trade and agriculture dominate South Dakota's economy, which has been one of the healthiest economies among the fifty states in recent years. During 2002, the South Dakota labor force experienced an annual average loss for the first time since 1982. This decline is attributed to a poor national economy that has impacted South Dakota's economy. While the construction, government and service sectors showed minimal growth during the year, 1.6%, 1.1% and 0.9%, respectively, the five other main sectors of South Dakota's economy declined. The closing of gold mines, reduced production at gold mines and intense global competition continue to have a drastic affect on the mining industry workforce in the state. In 2002, the mining sector experienced a 10.0% loss following a slight rebound in 2001. The manufacturing sector languished during the year with a loss of 6.3%, a continuing downward trend since 2000. Despite the recent economic downturn, South Dakota has continued to enjoy one of the lowest unemployment rates in the nation at 3.1% in 2002 while the national unemployment rate reached 5.8%.

The State does not issue general obligation bonds, however, certain instrumentalities of the State and non-profit corporations may issue debt.

TAX TREATMENT
Currently, South Dakota does not assess personal income or corporate income tax.

                                <A-1>

                       MONTANA TAX-FREE FUND, INC.
                        ND TAX-FREE FUND, INC.
                     SOUTH DAKOTA TAX-FREE FUND, INC.


        1 North Main * Minot, North Dakota 58703 * (701) 852-5292
               P.O. Box 759 * Minot, North Dakota 58702
             (800) 276-1262 * Marketing * Fax (701) 838-4902
           (800) 601-5593 * Transfer Agent * Fax (701) 852-2548


                             INVESTMENT ADVISER
                         ND Money Management, Inc.
                               1 North Main
                              Minot, ND 58703

                           PRINCIPAL UNDERWRITER
                             ND Capital, Inc.
                               1 North Main
                             Minot, ND 58703

                               CUSTODIAN
                      Wells Fargo Bank Minnesota, NA
                      Institutional Trust & Custody
                       801 Nicollet Mall, Suite 700
                         Minneapolis, MN 55479

                            TRANSFER AGENT
                          ND Resources, Inc.
                     1 North Main, Minot, ND  58703
                      P.O. Box 759, Minot, ND 58702

                       INDEPENDENT ACCOUNTANT
                    Brady, Martz & Associates, P.C.
                        24 West Central Avenue
                           Minot, ND 58701

                       INTEGRITY MUTUAL FUNDS

Montana Tax-Free Fund, Inc.
ND Tax-Free Fund, Inc.
South Dakota Tax-Free Fund, Inc.

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the funds' policies and operation. Annual and semiannual reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semiannual or annual fiscal year end. Call ND Capital at (800) 276-1262 to request a free copy of any of these materials, or visit our website at www.integrityfunds.com.

Information about the funds (including the SAI) can be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the funds are also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.


Integrity Mutual Funds
1 North Main
Minot, North Dakota  58703
(800) 276-1262
Funds' SEC File Nos.        811-5681 (ND Tax-Free Fund)
                            811-7738 (Montana Tax-Free Fund)
                            811-8124 (South Dakota Tax-Free Fund)

                                 PART B
                   STATEMENT OF ADDITIONAL INFORMATION
                              MAY 1, 2003


                      MONTANA TAX-FREE FUND, INC.
                       ND TAX-FREE FUND, INC.
                    SOUTH DAKOTA TAX-FREE FUND, INC.
                                 1 NORTH MAIN
                          MINOT, NORTH DAKOTA 58703
                                (701) 852-5292
                     (800) 601-5593 / TRANSFER AGENT
                         (800) 276-1262 / MARKETING



   This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Montana Tax-Free Fund, Inc., the ND Tax-Free Fund, Inc., and the South Dakota Tax-Free Fund, Inc. (the "Funds"), dated May 1, 2003. The Prospectus may be obtained without charge from the Funds by writing to the above address or calling (800) 276-1262. In addition, the audited financial statements for each Fund's most recent fiscal year appear in the Fund's annual report, which is incorporated by reference. The Fund's annual report accompanies this Statement of Additional Information.

                            TABLE OF CONTENTS

Section                                                                 Page

Investments..............................................................1
Investment Policies and Techniques.......................................3
Investment Restrictions.................................................10
Additional Risk Considerations..........................................12
Management of the Funds.................................................13
Control Persons and Principal Holders of Securities.....................18
Investment Advisory and Other Services..................................19
Distribution and Service Plans..........................................21
Expenses................................................................23
Portfolio Transactions..................................................24
Purchase and Redemption of Shares.......................................25
Reduction of Up-Front Sales Charge on Class A Shares....................26
Waivers of Up-Front Sales Charge on Class A Shares......................28
Monthomatic Investment Plan.............................................30
Exchange Privilege......................................................30
Minimum Investment......................................................30
Redemptions.............................................................30
Contingent Deferred Sales Charges.......................................31
Additional Information on Purchases and Redemptions.....................33
Systematic Withdrawal Plan..............................................33
Net Asset Value.........................................................34
Underwriter.............................................................34
Dividends and Taxes.....................................................36
Calculation of Performance Data.........................................42

Tax-Free Versus Taxable Income..........................................46
Organization and Share Attributes.......................................49
Shareholder Meetings....................................................50
Appendix-Ratings of Investments.........................................50
Financial Statements....................................................52

                               INVESTMENTS

Municipal Securities

   The Montana Tax-Free Fund, Inc. (the "Montana Fund"), the ND Tax-Free Fund, Inc. (the "ND Fund"), and the South Dakota Tax-Free Fund, Inc. (the "South Dakota Fund") are each registered open-end, non-diversified, management investment companies. Each Fund seeks to achieve its objective by investing in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest from which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes ("Municipal Securities"). Municipal Securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately-operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues.

   The two principal classifications of Municipal Securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are Municipal Securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of Municipal Securities, both within a particular classification and between classifications, depending upon numerous factors.

   The yields on Municipal Securities are dependent upon a variety of factors, including general money market conditions, general conditions of the Municipal Securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P") represent their opinions as to the quality of the Municipal Securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Securities with the same maturity, coupon and rating may have different yields, while Municipal

Securities of the same maturity and coupon with different ratings may have the same yield. Each Fund will not purchase or hold more than 5% of its net assets in securities rated below investment grade.

   Each Fund may invest in "private activity" bonds. Each Fund may also purchase participation interests in Municipal Securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives the Fund an undivided interest in the Municipal Securities in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Securities. These instruments may be variable or fixed rate.

   With respect to the ND Fund and the Montana Fund, not more than 5% of the net assets of the respective Fund will be invested in participation interests in Municipal Securities during the coming year. With respect to the South Dakota Fund, not more than 5% of the net assets of the Fund will be invested in municipal lease obligations with non-appropriation clauses.

   Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

   Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

   Each Fund will seek to achieve its objective by investing primarily in tax-exempt securities issued by the State after which the Fund is named and its political subdivisions, agencies, and instrumentalities which are within the four highest grades of either Moody's (Aaa, Aa, A or Baa) or S&P's (AAA, AA, A or BBB) or which are unrated but are of comparable quality, as determined by the fund's investment adviser, ND Money Management, Inc. (the "Investment Adviser" or "ND Money Management"). Municipal Securities within the four highest grades of Moody's and S&P's are generally considered to be "investment grade." Those rated Baa by Moody's or BBB by S&P's (and equivalent for unrated securities) may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. A Fund will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors, however, may vary this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders. The characteristics of the rating categories are described in the Appendix under "Ratings of Investments." There is no assurance that a Fund will achieve its objective.

Temporary Investments

   For temporary defensive purposes, each Fund may invest in any of the following short-term, fixed-income obligations, the interest on which is subject to federal income taxes: obligations of the United States Government, its agencies or instrumentalities; debt securities rated within the three highest grades of Moody's or S&P; commercial paper rated in the highest two grades by either of those rating services (P-1, P-2 or A-1, A-2, respectively); certificates of deposit of domestic banks with assets of $25,000,000 or more; and Municipal Securities or any of the foregoing temporary investments subject to short-term repurchase agreements. When a Fund invests in accordance with this policy, it may do so without percentage limits. A repurchase agreement is an instrument under which the purchaser acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the holding period. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund might incur expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income. Dividends from interest income from temporary investments may be taxable to shareholders as ordinary income. See "Dividends and Taxes" below. For a description of the ratings of commercial paper and other debt securities permitted as temporary investments, see "Appendix-Ratings of Investments."

                   INVESTMENT POLICIES AND TECHNIQUES

General

   Each Fund may engage in futures transactions and options on such futures in accordance with its investment objective and policies for hedging purposes and not for speculation. The ND Fund may also engage in option transactions on securities in accordance with its objective and policies. Each Fund intends to engage in such transactions if it appears advantageous to the Investment Adviser to do so in order to pursue its investment objective, to hedge against the effects of fluctuating interest rates, and to stabilize the value of its assets. The use of futures and options, possible benefits and attendant risks are discussed below, along with information concerning certain other investment policies and techniques.

Financial Futures Contracts

   A Fund may enter into financial futures contracts. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. Each Fund may enter into financial futures contracts for the future delivery of a financial instrument, such as a security, or the cash value of a security index. This investment technique is designed primarily to hedge (i.e., protect) against anticipated future changes in interest rates or market conditions which otherwise might adversely affect the value of securities which the Fund holds or intends to purchase. A "sale" of a futures contract means the undertaking of a contractual obligation to deliver the securities or the cash value of an index called for by the contract at a specified price during a specified delivery period. A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities or cash value of an index at a specified price during a specified delivery period. At the time of delivery in the case of fixed income securities pursuant to the contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than that specified in the contract. In some cases, securities called for by a futures contract may not have been issued at the time the contract was written.

   At the time a Fund enters into a futures contract, it is required to deposit with its custodian a specified amount of cash or eligible securities called "initial margin." The initial margin required for a futures contract is set by the exchange on which the contract is traded. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract fluctuates.

   A Fund may engage in financial futures as an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. For example, if a Fund owned long-term Municipal Securities and interest rates were expected to rise, it could sell futures on a Municipal Securities Index. If interest rates did increase, the value of the Municipal Securities in the Fund would decline, but this decline would be offset in whole or in part by an increase in the value of the Fund's futures contracts. If, on the other hand, long-term interest rates were expected to decline, a Fund could hold short-term Municipal Securities and benefit from the income earned by holding such securities, while at the same time the Fund could purchase futures contracts on a Municipal Securities Index. Thus, a Fund could take advantage of the anticipated rise in the value of long-term Municipal Securities without actually buying them. The futures contracts and short-term Municipal Securities could then be liquidated and the cash proceeds used to buy long-term Municipal Securities. A Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the contract value of the outstanding options written by the Fund would exceed 50% of the total assets of the respective Fund.

   Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual commitment is closed out before delivery without having to make or take delivery of the security. The offsetting of a contractual obligation is accomplished by purchasing (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Other financial futures contracts, such as futures contracts on a securities index, by their terms call for cash settlements. All transactions in the futures market are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. A Fund will incur brokerage fees when it purchases or sells contracts and will be required to maintain margin deposits. Futures contracts entail risks. If the Investment Adviser's judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no such contracts had been made. The costs incurred in connection with futures transactions would also reduce a Fund's yield.

   There may be an imperfect correlation between movements in prices of futures contracts and portfolio securities that are being hedged. The degree of difference in price movements between futures contracts and the securities being hedged depends upon such things as variations in speculative market demand for futures contracts and debt securities and differences between the securities being hedged and the securities underlying the futures contracts, e.g., interest rates, tax status, maturities and creditworthiness of issuers. While interest rates on taxable securities generally move in the same direction as interest rates on Municipal Securities, there are frequently differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the Municipal Security being hedged than when using a financial futures contract on a Municipal Security or a Municipal Securities Index. If a liquid secondary market did not exist when a Fund wished to close out a financial futures contract, it would not be able to do so and would have to continue making daily cash payments of variation margin in the event of adverse price movements. In addition, futures markets have daily market price movement limits for many futures contracts which may further inhibit the Investment Adviser's ability to manage the Fund's portfolio. Futures contracts held by a Fund may be illiquid during periods when daily market price movement limits have been reached. As a result, net assets of the Fund may be impacted negatively until normal futures trading resumes or until the Fund's future contracts are closed out. In addition to the foregoing, the market prices of futures contracts may be affected by certain factors. If participants in the futures market elect to close out their contracts through off-setting transactions rather than meet margin requirements, distortions in the normal relationship between the debt securities and futures markets could result. Price distortions could also result if investors in futures contracts decide to make or take delivery of underlying securities rather than engage in closing transactions because of the resultant reduction in the liquidity of the futures market. In addition, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the cash market. Thus, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends by the Investment Adviser may still not result in a successful hedging transaction. If this should occur, a Fund could lose money on the financial futures contracts and also on the value of its portfolio securities.

   A Fund may engage in futures transactions only on commodities or securities exchanges or boards of trade. A Fund will not engage in transactions in financial futures contracts or related options for speculation, but only as an attempt to hedge against changes in interest rates or market conditions affecting the values of securities which the Fund owns or intends to purchase. Although the successful use of futures contracts and options techniques requires skills different from those needed to select portfolio securities, the Investment Adviser has experience in the use of these techniques.

Options on Financial Futures Contracts

   Each Fund may purchase and write call and put options on financial futures contracts in an attempt to hedge against the effects of fluctuations in interest rates and other market conditions. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying futures contract at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy the underlying futures contracts at the exercise price during the option period. A Fund would be required to deposit with its custodian initial margin and maintenance margin with respect to put and call options on futures contracts written by it. Options on futures contracts involve risks similar to those risks relating to transactions in financial futures contracts described above. Also, an option purchased by a Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Options on Securities

   In addition to the foregoing, the ND Fund may write (sell) covered call options as long as it owns securities which are acceptable for escrow purposes and may write secured put options, which means that as long as the Fund is obligated as a writer of a put option, it will invest an amount not less than the exercise price of the put option in Municipal Securities or temporary investments. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the exercise price during the option period. A put option gives the purchaser the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price during the option period. The premium received for writing an option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the price volatility of the underlying security, the option period, supply and demand, and interest rates. The ND Fund may write or purchase spread options, which are options for which the exercise price may be a fixed dollar spread or yield spread between the security underlying the option and another security that is used as a bench mark. The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. The buyer of a put who also owns the related securities is protected by ownership of a put option against any decline in that security's price below the exercise price less the amount paid for the option. The ability to purchase put options allows the ND Fund to protect capital gains in an appreciated security it owns without being required to actually sell that security. At times, the Fund would like to establish a position in a security upon which call options are available. By purchasing a call option, the ND Fund is able to fix the cost of acquiring the securities, this being the cost of the call plus the exercise price of the option. This procedure also provides some protection from an unexpected downturn in the market, because the ND Fund is only at risk for the amount of the premium paid for the call option which it can, if it chooses, permit to expire.

   During the option period, the covered call writer gives up the potential for capital appreciation above the exercise price should the underlying security rise in value, and the secured put writer retains the risk of loss should the underlying security decline in value. For the covered call writer, substantial appreciation in the value of the underlying security would result in the security being "called away." For the secured put writer, substantial depreciation in the value of the underlying security would result in the security being "put to" the writer. If a covered call option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the covered call option writer has to sell the underlying security because of the exercise of the call option, it realizes a gain or loss from the sale of the underlying security, with the proceeds being increased by the amount of the premium.

   If a secured put option expires unexercised, the writer realizes a gain and the buyer a loss in the amount of the premium. If the secured put writer has to buy the underlying security because of the exercise of the put option, the secured put writer incurs an unrealized loss to the extent that the current market value of the underlying security is less than the exercise price of the put option, minus the premium received.

Options on Securities Indices

   The ND Fund also may purchase and write call and put options on securities indices which are traded on national stock exchanges in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase and not for speculation. Through the writing or purchase of index options, the Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for a premium received, to make delivery of this amount. Unlike security options, all settlements are in cash, and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities.

   When the ND Fund writes an option on a securities index, it will be required to deposit with its custodian eligible securities equal in value to 100% of the exercise price, in the case of a put, or the contract value, in the case of a call. In addition, where such Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess.

   Options on securities and index options involve risks similar to those risks relating to transactions in financial futures contracts described above. Price movements in securities which the Fund owns or intends to purchase will not correlate perfectly with movements in the level of the index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities. The use of index options on a taxable security may involve a greater risk of an imperfect correlation between price movements in the Municipal Securities being hedged and the movements in the level of the index. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. Also, an option purchased by the ND Fund may expire worthless, in which case the Fund would lose the premium paid therefor.

Delayed Delivery Transactions

   Each Fund may purchase portfolio securities on a when-issued or delayed delivery basis. When issued or delayed delivery transactions involve a commitment by the respective Fund to purchase securities with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. A Fund generally has the ability to close out a purchase obligation on or before the settlement date, rather than to purchase the security. Because a Fund is required to segregate cash or liquid high-grade debt securities to satisfy its commitments to purchase when-issued or delayed-delivery securities, such cash and securities are not available to make additional investments or for trading while these assets are set aside.

   To the extent a Fund engages in when-issued or delayed delivery purchases, it will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objective and policies and not for the purpose of investment leverage or to speculate in interest rate changes. Each Fund will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Fund reserves the right to sell these securities before the settlement date if deemed advisable.

Future Developments

   Each Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by a Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for a Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure in its Prospectus or this Statement of Additional Information.

Diversification and Concentration Policies

 Each Fund is classified as a non-diversified fund under the Investment Company Act of 1940 (the "1940 Act"), which means a Fund is not limited by the 1940
Act in the proportion of its assets it may invest in the obligations of a single issuer. Each Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve a Fund of any liability for the Federal income tax and state franchise tax, as applicable, to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, a Fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of a Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and a Fund will not own more than 10% of the outstanding voting securities of a single issuer.

   As a result of a Fund's non-diversified status, an investment in a Fund may present greater risks to investors than an investment in a diversified fund. The investment return on a non-diversified fund typically is dependent upon the performance of a smaller number of securities relative to the number of securities held in a diversified fund. A Fund's assumption of large positions in the obligations of a small number of issuers will affect the value of its portfolio to a greater extent than that of a diversified fund in the event of changes in the financial condition, or in the market's assessment, of the issuers. The identification of the issuer of Exempt Obligations generally depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and only the assets and revenues of such entity back the security, such entity would be deemed to be the sole issuer. Similarly, in the case of a private activity bond, if only the assets and revenues of the non-governmental user back that bond, then such non-governmental user is deemed to be the sole issuer. If in either case, however, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and would be treated as an issue of such government or other entity.

   In addition, because of the relatively small number of issuers of Municipal Securities in South Dakota, North Dakota and Montana, each Fund is more likely to invest a higher percentage of its assets in the securities of a single issuer than an investment company which invests in a broad range of tax-exempt securities. This practice involves an increased risk of loss to the Fund if the issuer is unable to make interest or principal payments or if the market value of such securities declines.

   A Fund will not invest 25% or more of its total assets in any industry. Governmental issuers of Municipal Securities are not considered part of an "industry." However, Municipal Securities backed only by the assets and revenues of non-governmental users will for this purpose be deemed to be issued by such non-governmental users, in which case the 25% limitation would apply to such obligations. Accordingly, a Fund will not invest 25% or more of its assets in obligations deemed to be issued by non-governmental users in any one industry and in taxable obligations of issuers in the same industry. In addition, each Fund may invest more than 25% of its net assets in industrial development bonds whose revenue sources are from similar types of projects, for example, education, electric utilities, health care, housing, transportation, or water, sewer, and gas utilities. There may be economic, business or political developments or changes that affect all securities of a similar type, such as proposed legislation affecting the financing of certain projects, shortages or price increases of necessary materials, or declining market needs for such projects. Therefore, developments affecting a single issuer, industry or securities financing similar types of projects could have a significant effect on the Fund's performance.

Portfolio Turnover

   A Fund will not normally engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, a Fund may sell portfolio securities in anticipation of a rise in interest rates and purchase securities in anticipation of a decline in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Investment Adviser believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of Municipal Securities or changes in the investment objectives of some investors. Frequency of portfolio turnover will not be a limiting factor should the Investment Adviser deem it desirable to purchase or sell securities.

Regulatory Restrictions

   Pursuant to regulations and/or published positions of the Securities and Exchange Commission, a Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives. To maintain this required cover, a Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. In addition, the segregation of such assets will have the effect of limiting a Fund's ability otherwise to invest those assets.

   Although a Fund will not be a commodity pool, certain derivatives subject each Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. A Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contract, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

                     INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions which, together with the investment objective and policies, cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% or more of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. Each Fund may not:

      (1) Purchase securities or make investments other than in accordance with its investment objectives and policies.

      (2) Purchase securities (other than securities of the United States Government, its agencies or instrumentalities, or securities of the state after which the Fund was named (e.g., the State of North Dakota for the ND
   Fund) or their respective political subdivisions, agencies or instrumentalities) if as a result of such purchase 25% or more of the Fund's total assets would be within any industry.

      (3) Make loans, except in accordance with its investment objectives and policies.

      (4) Borrow money except for temporary or emergency purposes and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost, or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%; or mortgage, pledge or hypothecate its assets in an amount exceeding 10% of its total assets to secure temporary or emergency borrowing. A Fund will not purchase portfolio securities when outstanding borrowings exceed 5% of its total assets.

      (5)   Make short sales of securities.

      (6) Purchase or retain the securities of any issuer if any of the officers or directors of the Investment Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

      (7) Invest more than 15% of its net assets in illiquid securities, including (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to disposition under the federal securities laws, and (c) repurchase agreements maturing in more than seven days.

      (8) Invest for the purpose of exercising control or management of another issuer.

      (9) Invest in commodities or commodity futures contracts, although it may buy or sell financial futures contracts and options on such contracts.

     (10) Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the Municipal Securities of issuers which invest in or sponsor such programs.

     (11) Invest more than 10% of its total assets in securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     (12) Underwrite securities issued by others, except to the extent that the Fund may be deemed to be an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     (13) Issue senior securities as defined in the Investment Company Act of 1940, except money borrowed as permitted by (4) above.

     (14) Invest in real estate (or real estate mortgage loans in the case of the Montana Fund and the South Dakota Fund), although a Fund may invest in Municipal Securities which are secured by real estate and securities of issuers which invest or deal in real estate.

   In addition to the foregoing, the ND Fund, as a fundamental policy, may not write, purchase, or sell puts, calls, or combinations thereof, except in accordance with its investment objective and policies.

   Interest paid on funds borrowed as permitted by (4) above will decrease the net earnings of the respective Fund.

   During the coming year, each Fund does not intend to invest more than 5% of its net assets in securities of other investment companies. Any investment by a Fund in securities issued by other investment companies will result in duplication of certain expenses.

   Each Fund may invest more than 25% of its net assets in industrial development bonds.

   Any policy or restriction which involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowing by, the respective Fund. Changes due to market action will not cause a violation of a policy or restriction.

                       ADDITIONAL RISK CONSIDERATIONS

   An investment in the Funds are subject to a number of risks, some of which have been described in the Funds' Prospectus under "Fund Summary" for each Fund and the "Principal Risk Factors" Section. See also "Investments" and "Investment Policies and Techniques" above for some of the risks associated with the Funds' investment policies. In addition to the foregoing, you should note that each Fund is a separately registered investment company the shares of which are being offered through the same prospectus. Accordingly, one Fund could be liable for any misstatement, inaccuracy or incomplete disclosure in the prospectus concerning another Fund.

                         MANAGEMENT OF THE FUNDS

   The Board of each Fund consists of five Directors. These same individuals, unless otherwise noted, also serve as directors or trustees for all of the funds in the Integrity family of funds and the four series of Ranson Managed Portfolios. Three Directors (60% of the total) have no affiliation or business connection with the Investment Adviser or any of its affiliates. These are the "independent" ("disinterested") Directors. The remaining two Directors are "interested" by virtue of their affiliation with the Investment Adviser and its affiliates.

   The Independent Directors of the Funds, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director and other directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT DIRECTORS

NAME, ADDRESS      POSITION(S) HELD   TERM AND LENGTH   PRINCIPAL OCCUPATION(S)   NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS
AND AGE             WITH REGISTRANT       SERVED         DURING PAST 5 YEARS        OVERSEEN IN THE        HELD OUTSIDE THE
                                                                                     FUND COMPLEX *          FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas           Director      Since December 1994   Retired; Attorney; Director,         9                   None
904 NW 27th                                                Integrity Fund of Funds, Inc.,
Minot, ND 58703                                           Integrity Small-Cap Fund of Funds,
81                                                        Inc. (since September 1998) and ND
                                                          Insured Income Fund, Inc. (December
                                                          1994 to August 1999); Trustee,
                                                          Ranson Managed Portfolios; Director,
                                                          First Western Bank & Trust

Orlin W. Backes       Director      Since April 1995      Attorney, McGee, Hankla, Backes      9            Director, First
15 2nd Ave., SW -                                         & Dobrovolny, P.C.; Director,                   Western Bank & Trust
Ste. 305                                                  Integrity Fund of Funds, Inc.,
Minot, ND 58701                                           Integrity Small-Cap Fund of Funds,
67                                                        Inc. (since September 1998) and ND
                                                          Insured Income Fund, Inc. (March
                                                          1995 to August 1999); Trustee,
                                                          Ranson Managed Portfolios;
                                                          Director, First Western Bank &
                                                          Trust

R. James Maxson       Director      Since January 1999    Attorney, Maxson Law Office        9                 None
Town & Country Center                                     (since November 2002); Attorney,
1015 S. Broadway                                          McGee, Hankla, Backes & Dobrovolny,
Suite 15                                                  P.C. (April 2000 to November
Minot, ND 58701                                           2002); Attorney, Farhart, Lian and
55                                                        Maxson, P.C. (March 1976 to March 2000);
                                                          Director, Integrity Fund of Funds,
                                                          Inc. (since January 1999), and
                                                          Integrity Small-Cap Fund of
                                                          Funds, Inc. (since January 1999);
                                                          Trustee, Ranson Managed Portfolios
                                                          (since January 1999)

* The Fund Complex consists of the five funds in the Integrity family of funds and the four series of Ranson Managed Portfolios.

   The Interested Directors and executive officers of the Funds, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director and other directorships, if any, held outside the Fund Complex, are shown below.


INTERESTED DIRECTORS

NAME, ADDRESS      POSITION(S) HELD   TERM AND LENGTH   PRINCIPAL OCCUPATION(S)   NUMBER OF PORTFOLIOS   OTHER DIRECTORSHIPS
AND AGE             WITH REGISTRANT       SERVED         DURING PAST 5 YEARS        OVERSEEN IN THE        HELD OUTSIDE THE
                                                                                     FUND COMPLEX *          FUND COMPLEX
-----------------------------------------------------------------------------------------------------------------------------
**Peter A. Quist        Director,       Since Inception   Attorney; Director and Vice          5            Director, ARM
1 North Main          Vice President                      President, Integrity Mutual Funds,                  Securities
Minot, ND 58703        and Secretary                      Inc. (formerly known as ND                         Corporation
69                                                        Holdings,Inc.); Director, Vice
                                                          President, and Secretary, ND Money
                                                          Management, Inc., ND Capital,
                                                          Inc., ND Resources, Inc., ND
                                                          Insured Income Fund, Inc.
                                                          (November 1990 to August 1999),
                                                          Integrity Fund of Funds, Inc.,
                                                          Integrity Small-Cap Fund of
                                                          Funds, Inc. (since September
                                                          1998), The Ranson Company, Inc.
                                                          (January 1996 to February 1997),
                                                          and Ranson Capital Corporation;
                                                          Vice President and Secretary,
                                                          Ranson Managed Portfolios;
                                                          Director, ARM Securities
                                                          Corporation (since May 2000).

**Robert E. Walstad     Director,      Since Inception    Director (since September 1987),     9             Director, ARM
1 North Main            Chairman,                         President (September 1987 to                        Securities
Minot, ND 58703         President,                        October 2001) (since September                     Corporation;
58                     and Treasurer                      2002), Integrity Mutual Funds,                    Director, Magic
                                                          Inc. (formerly known as ND                           Internet
                                                          Holdings, Inc.); Director,                         Services, Inc.;
                                                          President, and Treasurer,                         Director, Magic
                                                          ND Money Management, Inc., ND                    Internet Services,
                                                          Capital, Inc., ND Resources,                       Inc.; Director,
                                                          Inc., ND Insured Income Fund,                     Capital Financial
                                                          Inc. (November 1990 to August                      Services, Inc.
                                                          1999), Integrity Fund of Funds,
                                                          Inc. and Integrity Small-Cap
                                                          Fund of Funds, Inc. (since
                                                          September 1998); Trustee,
                                                          Chairman, President, and Treasurer,
                                                          Ranson Managed Portfolios;
                                                          Director, President, CEO, and
                                                          Treasurer, The Ranson Company,
                                                          Inc. (January 1996 to February
                                                          1997), and Ranson Capital
                                                          Corporation; Director (since October
                                                          1999), President (October 1999 to
                                                          October 2001), Magic Internet
                                                          Services, Inc.; Director (since
                                                          May 2000), President (May 2000
                                                          to October 2001) (since September
                                                          2002), ARM Securities Corporation;
                                                          Director, CEO, Chairman (since
                                                          January 2002), President (since
                                                          September 2002), Capital Financial
                                                          Services, Inc.
------------------------------

* The Fund Complex consists of the five funds in the Integrity family of funds and the four series of Ranson Managed Portfolios.

** Directors who are "interested persons" of the Funds as defined in the Investment Company Act of 1940. Messrs. Quist and Walstad are interested persons by virtue of being officers and directors of the Funds' Investment Adviser and Principal Underwriter.

DIRECTORS AND OFFICERS

   The Board of Directors manages the business and affairs of each Fund and appoints or elects officers responsible for the day-to-day operations of the Funds and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

   The Independent Directors are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Directors evaluate the nature and quality of the services provided by the adviser, the performance of the Funds, the adviser's costs and the profitability of the agreements to the adviser, ancillary benefits to the adviser or its affiliates in connection with its relationship to the Funds and the amount of fees charged in comparison to those of other investment companies.

   The Audit Committee consists of the three Independent Directors of the Funds. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds' internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board. The Audit Committee met four times during the last fiscal year.

   For each Director, the dollar range of equity securities beneficially owned by the Director and the aggregate dollar range of equity securities in all registered investment companies overseen by the Director in the Integrity family of investment companies is shown below for the calendar year ending December 31, 2002.

NAME OF DIRECTOR                     DOLLAR RANGE OF EQUITY                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                    SECURITIES IN THE FUND(S)                 REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                                                                DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas                                   None                                             $10,001-$50,000

Orlin W. Backes                         $10,001-$50,000
                                       (ND Tax-Free Fund)                                      $10,001-$50,000

R. James Maxson                         $10,001-$50,000
                                       (ND Tax-Free Fund)                                      $10,001-$50,000

Peter A. Quist                          $50,001-$100,000
                                       (ND Tax-Free Fund)                                        Over $100,000

Robert E. Walstad                             None                                                  None

   As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds.

   Beginning in 2003, each director who is not an "interested person" as that term is defined in the 1940 Act of the Funds are paid an annual fee of $12,000 for serving on the boards of the Funds in the complex. In addition to the three Funds, the directors are also directors or trustees of six open-end investment companies advised by ND Money Management, Inc. or Ranson Capital Corporation, an affiliate of the Investment Adviser. The annual fee paid to the directors is allocated among the funds in the complex (which includes each of the four series of Ranson Managed Portfolios) as follows: each fund pays a minimum $500 and the remainder of the fee is allocated among the funds on the basis of their relative net asset values. Messrs. Quist and Walstad, who are the only "interested persons" of such funds, receive no compensation from the funds.

   The following table sets forth compensation paid by each Fund to each of the directors of the Funds and total compensation paid to each director for the fiscal year ended December 31, 2002. The Funds have no retirement or pension plans.

                                                          COMPENSATION TABLE

NAME OF PERSON, POSITION(S)       AGGREGATE*             AGGREGATE*          AGGREGATE*                    TOTAL**
                              COMPENSATION FROM      COMPENSATION FROM    COMPENSATION FROM      COMPENSATION FROM FUNDS AND
                              THE MONTANA FUND          THE ND FUND     THE SOUTH DAKOTA FUND   FUND COMPLEX PAID TO DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Lynn W. Aas
Director                          $1,402.44                $1,599.62            $579.11                    $10,000.00

Orlin W. Backes
Director                          $1,402.44                $1,599.62            $579.11                    $10,000.00

R. James Maxson
Director                          $1,402.44                $1,599.62            $579.11                    $10,000.00

Peter A. Quist
Director,
Vice President, and
Secretary                            -0-                       -0-                 -0-                         -0-

Robert E. Walstad
Director, President,
and Treasurer                        -0-                       -0-                 -0-                         -0-
                                 ------------              -----------          ----------                 -----------
TOTALS                               $4,207.32                  $4,798.86           $1,737.33                 $30,000.00
---------------------------

* Based on compensation paid to the directors for the one-year period ended December 31, 2002 for services to the respective Fund.

** Based on the compensation paid to the directors for the one-year period ended December 31, 2002 for services to the Funds and six other open-end funds advised by ND Money Management, Inc. or Ranson Capital Corporation which includes the four series of Ranson Managed Portfolios.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

   To the best knowledge of the respective Fund, as of April 15, 2003, the following persons owned, of record or beneficially 5% or more of the Class A shares outstanding of the

Montana Fund:

              Name                         Address           Percent Ownership
  BNY Clearing Services LLC A/C    111 East Kilbourn Avenue        6.56%
  Alberta K Smith Marital Trust      Milwaukee, WI 53202

              Name                         Address           Percent Ownership
    Edward D Jones & Co F/A/O            PO Box 2500               5.06%
      James C Gilman & EDJ        Maryland Heights, MO 63043

South Dakota Fund:

              Name                         Address           Percent Ownership
       Marian J. Redlinger             1918 2nd Ave SE              7.08%
                                     Watertown, SD 57201

              Name                         Address           Percent Ownership
            Edna Baade                501 South Isadore            6.16%
                                   Mitchell, SD 57301-3862

              Name                         Address           Percent Ownership
     Mary Ann Clarambeau Cust.          23941 407th Ave             6.16%
          Kyle Clarambeau              Letcher, SD 57359

              Name                         Address           Percent Ownership
      Edward D. Jones & Co.             P.O. Box 2500              5.07%
                             Maryland Heights, MO 63043-8500

   	To the best knowledge of the respective Fund, as of April 15, 2003, the following persons owned, of record or beneficially 5% or more of the Class B shares outstanding of the

South Dakota Fund:

              Name                         Address           Percent Ownership
       Edward D. Jones & Co.            P.O. Box 2500             9.66%
 Calvin L. Salem & Alice B. Salem      Maryland Heights,
                                        MO 63043-8500

              Name                         Address           Percent Ownership
 Lewis E. Gomer and Mary A. Gomer       P.O. Box 277              5.27%
                                   Faulkton, SD 57438-0075

   As of April 15, 2003, no person owned of record or was known by ND Fund to own of record or beneficially 5% or more of ND Fund's outstanding Class A shares. As of April 15, 2003, no person owned of record or was known by a MT and ND Funds to own of record or beneficially 5% or more of a MT and ND Fund's outstanding Class B shares. In addition, as of April 15, 2003, the officers and directors of each Fund, in the aggregate, own less than 1% of any class of the shares of each Fund.

                  INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

   ND Money Management, Inc. (the "Investment Adviser") has been retained by each Fund under an Investment Advisory Agreement to act as each Fund's investment adviser, subject to the authority of the Board of Directors. The Investment Adviser is a wholly-owned subsidiary of Integrity Mutual Funds, Inc. (formerly known as ND Holdings, Inc.), a venture capital corporation organized under the laws of the State of North Dakota on September 22, 1987. The Investment Adviser was incorporated under North Dakota law on August 19, 1988, and also serves as investment adviser for Integrity Fund of Funds, Inc. The address of the Investment Adviser is 1 North Main, Minot, North Dakota 58703.

   The Investment Adviser furnishes each Fund with investment advice and, in general, supervises the management and investment program of each Fund. The Investment Adviser furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of a Fund and Investment Advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of each Fund. In addition, the Investment Adviser pays the salaries and fees of all officers and directors of the Funds who are affiliated persons of the Investment Adviser. All other charges and expenses, as more fully described under "Expenses," are paid by the respective Fund.

   For the management services and facilities furnished by ND Money Management, each of the Funds has agreed to pay the Investment Adviser an annual management fee, payable monthly, of 0.60% of the respective Fund's average daily net assets. The table below sets forth the advisory fees paid by the Funds, net of expenses reimbursements and the fees waived and expenses reimbursed by the Investment Adviser for the periods indicated.


                           MANAGEMENT FEES NET OF
                            EXPENSE REIMBURSEMENT                           FEE WAIVERS AND
                           TO ND MONEY MANAGEMENT                       EXPENSE REIMBURSEMENTS
                             FOR THE YEAR ENDED                           FOR THE YEAR ENDED
                       ---------------------------------           ----------------------------------
                     12/31/00    12/31/01    12/31/02             12/31/00    12/31/01    12/31/02
                     --------    --------    --------             --------    --------    --------
Montana Fund         $345,135    $359,436    $374,145             $    962    $     19    $      2
ND Fund              $351,195    $327,171    $300,613             $  1,859    $     18    $     25
South Dakota Fund    $ 23,446    $ 14,904    $  9,825             $ 14,368    $ 17,947    $ 16,983

   The Investment Advisory Agreement with each Fund provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the respective Investment Advisory Agreement.

   The Investment Advisory Agreement with each Fund continues in effect from year to year as long as its continuation is approved at least annually by a majority of the directors who are not parties to the Investment Advisory Agreement or interested persons of any such party except in their capacity as directors of the Fund and by the shareholders or the Board of Directors. Each Investment Advisory Agreement may be terminated at any time upon 60 days' written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days' written notice by the Investment Adviser and will terminate automatically upon assignment.

   Robert E. Walstad and Peter A. Quist, directors and officers of each Fund, are also directors and officers of the Investment Adviser as indicated under "Management of the Funds."

Code Of Ethics

   You should also note that the Investment Adviser, ND Capital, Inc. (the Funds' underwriter), and the Funds have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act. The purpose of a code of ethics is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund. Such codes of ethics permit personnel covered by the codes to invest in securities, subject to the restrictions of the code.

Custodian and Transfer Agent

   Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479 performs custodial services for the securities and cash of the Funds. ND Resources, Inc. ("ND Resources" or "Transfer Agent"), a wholly-owned subsidiary of Integrity Mutual Funds, Inc., 1 North Main, Minot, North Dakota 58703, is the Funds' Transfer Agent. As Transfer Agent, ND Resources performs many of the Funds' clerical and administrative functions. For its services, each Fund pays ND Resources a monthly fee ranging from 0.16 of 1% of the net asset value of all the respective Fund's outstanding shares up to $10 million down to 0.09 of 1% for net assets in excess of $50 million. ND Resources also provides internal accounting and related services for each Fund, for which it is paid a monthly fee of $2,000 plus 0.05% of the respective Fund's average daily net assets on an annual basis for the first $50 million down to 0.01% for the net assets in excess of $500 million.

Accountants and Reports to Shareholders

   The Funds' independent public accountant, Brady, Martz & Associates, P.C., 24 West Central Avenue, Minot, North Dakota 58701, audits and reports on each Fund's annual financial statements, reviews certain regulatory reports and each Fund's federal income tax return, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the respective Fund. Shareholders will receive annual audited financial statements and semiannual unaudited financial statements.

Distribution and Service Plans

   Each Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B shares will be subject to an annual distribution and service fee, and that Class A shares will be subject to an annual service fee. Rule 12b-1 provides that any payments made by a Fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Each Fund has also entered into a related Distribution Agreement with ND Capital, Inc. (the "Underwriter" or "ND Capital").

   The 12b-1 fee applicable to Class B shares under each Fund's Plan will be payable to reimburse ND Capital for services and expenses incurred in connection with the distribution of Class B shares. These expenses include sales commissions and other fees paid, together with related financing costs, to brokers, dealers or other selling entities having a dealer agreement in effect ("Authorized Dealers") including ND Capital, who are brokers of record with respect to the Class B shares, as well as, without limitation, costs relating to the formulation and implementation of marketing and promotional activities including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; expenses of printing and distributing prospectuses, statements of additional information and reports of the Fund to persons other than shareholders of the Fund; expenses of preparing printing and distributing advertising and sales literature; costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may from time to time deem advisable; and reasonable compensation for the Underwriter's services and other expenses, including allocable overhead expenses, such as salaries, rent and printing and communications. The Fund may also use a portion of this fee to compensate Authorized Dealers for providing services to Class B shareholders of such Fund, as noted below.

   Each Fund may spend up to .75 of 1% per year of the average daily net assets of the Class B shares (.85 of 1% of the average daily net assets of Class B shares of the ND Tax-Free Fund) as a distribution and service fee. The Underwriter may use a portion of this fee to pay an annual service fee of up to .25 of 1% per year of the average daily net assets attributable to the Class B shares to dealers for providing personal services and/or maintenance of shareholder accounts.

   Similarly, each Fund may spend up to .25 of 1% per year of average daily net assets of Class A shares as a service fee to compensate Authorized Dealers, including ND Capital, for personal services and/or maintenance of shareholder accounts. These services may include answering routine inquiries regarding the Funds, assisting shareholders in interpreting confirmations, statements and other documents; assisting shareholders in redeeming shares; processing shareholder transactions; office space and telephone facilities; and providing any other shareholder service not provided by the Funds' transfer agent and for which service fees may be paid.

   To determine any service fee payable to an Authorized Dealer, Authorized Dealers receive the service fee based on the average daily net assets of the respective class of the Fund which are attributable to shareholders of such Fund for whom the dealer is designated the dealer of record. The "average daily net assets" attributable to the shares in a shareholder account means the product of (i) the average daily share balance of the account and (ii) the Fund's average daily net asset value per share. Such payments may be suspended or modified by the Underwriter at any time and are subject to the continuance of the Fund's Plan.

   During periods of substantial sales of shares, the commissions paid by the Underwriter to dealers may, together with other distributions expenses, exceed the amount of Plan payments it receives. This is likely to be the case in the early years of the Fund's operations. In other periods, the payments under the Plan may exceed the amount of commissions and other distribution expenses paid by the Underwriter, which has the effect of reimbursing the Underwriter for distribution expenses incurred in prior periods. Payments made to the Underwriter under the Plan are not dependent upon expenses incurred, and in any given year the Underwriter may have fewer expenses than the amount of the payments, thus creating a "profit." Accordingly, the Plan compensates the Underwriter regardless of its expenses.

   Each Fund's Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of such Fund and have no direct or indirect financial interest in the operation of the Plan or in the related Distribution Agreement or in any other agreement related to the Plan (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on such continuance. Each Fund's Plan may be terminated at any time with respect to a Fund or as to a given Class A or Class B shares, by vote of majority of the Qualified Directors of the Fund or by vote of a majority of the outstanding shares of the affected Class. If the Fund's Plan is terminated and not continued, the Underwriter is not legally entitled to any payment for amounts expended but not yet recovered. However, the Board of Directors of the respective Fund reserves the right to make payments to the Underwriter notwithstanding a termination or non-continuance. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder with respect to Class A or Class B shares would require approval by a majority of the outstanding voting shares of the affected Class of the respective Fund. Other material amendments to a Fund's Plan would be required to be approved by vote of the Board of Directors of such Fund, including a majority of the Qualified Directors, cast in person at a meeting called for that purpose. Each Fund's Plan further provides that as long as the respective Fund's Plan remains in effect, the selection and nomination of the Fund's Directors who are not interested persons of the Fund will be committed to the discretion of the disinterested Directors then in office. It is expected that payments made under a Plan will serve to encourage the Underwriter and investment dealers to sell Fund shares and to provide ongoing services to Fund shareholders.

   The Underwriter has voluntarily agreed (not as part of the Distribution Agreement) to waive a portion of the fee payable under the Plan during the early stages of a Fund's existence. The table below provides the fees paid by Class A and B shares of the Funds, under the Plan, net of waivers, for the periods indicated.

                                         CLASS A
                                    12B-1 FEES PAID FOR
                                  THE FISCAL YEARS ENDED
                             12/31/00    12/31/01     12/31/02
                             --------    --------     --------
Montana Fund (Class A)       $     34    $    951     $  4,396
ND Fund (Class A)            $  7,374    $ 10,996     $  6,959
South Dakota Fund (Class A)  $      0    $      0     $      0

                                          CLASS B
                                     12B-1 FEES PAID FOR
                                   THE FISCAL YEARS ENDED
                             12/31/00    12/31/01     12/31/02
                             --------    --------     --------
Montana Fund (Class B)       $238,176    $246,894     $239,910
ND Fund (Class B)            $238,176    $246,894     $239,910
South Dakota Fund (Class B)  $    673    $      0     $      0

   The 12b-1 fees paid by the ND Fund during the fiscal year ended December 31, 2002 were spent toward distribution expenses including $16,800 on advertising and promotion, $78,819 on compensation to dealers (including commission and service fees), $43,530 on compensation to sales personnel and payroll taxes, $2,235 on travel, meals and entertainment and $1,053 on distribution related overhead of the Underwriter. During this same period, the 12b-1 fees paid by the Montana Fund and the South Dakota Fund were spent toward distribution expenses including $5,050 and $463 on advertising and promotion, $335,150 and $14,988 on compensation to dealers (including commission and service fees), $43,530 and $43,529 on compensation to sales personnel and payroll taxes, $7,280 and $145 on travel, meals and entertainment and $1,179 and $638 on distribution related overhead of the Underwriter, respectively. Integrity Mutual Funds, Inc. absorbs the costs of distribution expenses incurred in excess of the 12b-1 fees received from the Funds which are set forth in the table above.

   The Investment Adviser and the Underwriter are subsidiaries of Integrity Mutual Funds, Inc. Robert E. Walstad and Peter A. Quist, directors and president and vice president, respectively, of Integrity Mutual Funds, Inc., are also directors and officers of the Funds, the Investment Adviser, and the Underwriter. See "Management of the Funds." Messrs. Walstad and Quist are also shareholders of Integrity Mutual Funds, Inc. and, accordingly, may indirectly benefit from the payment of 12b-1 fees by the Funds to the Underwriter.

                                 EXPENSES

   The expenses of each Fund are deducted from its respective total income before dividends are paid. These expenses include, but are not limited to, organizational expenses; taxes; interest; brokerage fees and commissions, if any; fees and expenses of directors and officers of the Fund who are not officers or directors of the Investment Adviser; Securities and Exchange Commission fees and state securities laws fees; charges of custodians and transfer and dividend disbursing agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Fund and of the officers and Board of Directors of the Fund; and any extraordinary expenses. In addition, each Fund pays 12b-1 fees pursuant to the terms of a Distribution and Service
Plan adopted under Rule 12b-1 of the 1940 Act.

                         PORTFOLIO TRANSACTIONS

   Allocation of portfolio brokerage transactions to various brokers is determined by the Investment Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. In executing transactions for a Fund and selecting brokers or dealers, the Investment Adviser will use its best efforts to seek the best overall terms available. The Investment Adviser may consider a number of factors in determining which brokers to use for a Fund's portfolio transactions, such as the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of any commission for the specific transaction and on a continuing basis. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, unaffiliated brokers who provide supplemental investment research, statistical or other services to the Investment Adviser may receive orders for transactions by a Fund. Information thus received will enable the Investment Adviser to supplement its own research and analysis with the views and information of other securities firms and may be used for the benefit of clients of the Investment Adviser other than the Funds. Research services may include advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). A broker's sales of a Fund's shares may also be considered a factor if the Investment Adviser is satisfied that the respective Fund would receive from that broker the most favorable price and execution then available for a transaction. Municipal bonds, notes and short-term securities in which a Fund invests are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. Accordingly, the Investment Adviser expects that transactions in Municipal Securities will be effected on a principal (as opposed to an agency) basis and therefore does not expect to pay any brokerage commissions on such transactions. Purchases may be made from underwriters, dealers or issuers. A Fund's cost of portfolio securities transactions will consist primarily of dealer or underwriter spreads. The Funds may also pay mark-ups on principal transactions. The Funds will not engage in principal transactions with affiliates. Commissions will be paid on the Funds' futures and options transactions, if any.

   In effecting purchases and sales of the Funds' portfolio securities, the Investment Adviser and the Funds may place orders with and pay brokerage commissions to brokers which are affiliated with the Funds, the Investment Adviser, the Underwriter or selected dealers participating in the offering of the Funds' shares. Subject to rules adopted by the Securities and Exchange

Commission, each Fund may also purchase municipal securities from other members of underwriting syndicates of which the Underwriter or other affiliates of the Funds are members.

   The table below reflects the aggregate amount of commissions paid by the Funds for the periods indicated.

                                    COMMISSION PAID FOR
                                        FISCAL YEAR ENDED
                                 -----------------------------
                             12/31/00   12/31/01   12/31/02
                             --------   --------   --------
Montana Fund                   $-0-       $-0-       $-0-
ND Fund                        $-0-       $-0-       $-0-
South Dakota Fund              $-0-       $-0-       $-0-

   ND Capital, the Funds' underwriter, was the only dealer through which transactions involving the payment of commissions was effected. Accordingly, 100% of the brokerage commissions paid by the Funds (as reflected above) were paid to ND Capital. Fluctuations in commissions were due to changes in procedures in the purchase and sale of municipal securities.

   The Board of Directors will monitor the Investment Adviser's performance with respect to portfolio transactions in order to evaluate the overall reasonableness of brokerage commissions paid or spreads allowed.

                    PURCHASE AND REDEMPTION OF SHARES

   Fund shares may be purchased from investment dealers who have sales agreements with the Fund's Underwriter or from the Underwriter. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares and Class B shares, as described below.

Class A Shares

   You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of ..25% of the average daily net assets of Class A shares of the Fund. Set forth below is an example of the method of computing the offering price of the Class A shares of each of the Funds. The example assumes a purchase on April 15, 2003 of Class A shares from a Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

                        Montana Tax-          ND Tax-Free        South Dakota
                        Free Fund             Fund               Tax-Free Fund
------------------------------------------------------------------------------
Net Asset Value
per share                 $ 9.68                 $8.56                $ 9.99
------------------------------------------------------------------------------
Per Share Sales Charge
-4.25% of public
offering price
(4.54% of net asset
value per share)          $  .43                 $ .38                $  .44
-----------------------------------------------------------------------------
Per Share Offering
Price to the Public       $10.11                 $8.94                $10.43
-----------------------------------------------------------------------------

   Each Fund receives the entire net asset value of all Class A shares that are sold. ND Capital retains the full applicable sales charge from which it pays a commission shown in the Prospectus to Authorized Dealers.

             REDUCTION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

Letters of Intent

   An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds' Prospectus under "The Shares We Offer - Class A Shares" and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent.
If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Underwriter will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge. In connection with the determination of sales charges applicable to the purchase of Class A shares of a Fund, the Letter of Intent program will take into account investments in shares of any other mutual fund carrying an up-front sales load of which ND Capital is the Underwriter but will not take into account investments in Class B shares of a Fund.

Group Program

   Each Fund has a group investment and reinvestment program (the "Group Program") which allows investors to purchase Class A shares of a Fund with a lower minimum initial investment and with a lower sales charge if the investor and the Group Program of which he or she is a participant meet the cost saving criteria set forth below.

   DESCRIPTION OF GROUP PROGRAM. If the investor's Group Program (such as an employee investment program) meets the requirements described below, a Fund will modify the $1,000 initial investment requirement to such minimum investment as may be determined by the Fund. The sales charge set forth in the Funds' Prospectus for each purchase by a participant of a Group Program will be based on (i) the combined current purchases of such group of Class A shares together with (ii) the combined net asset value of Class A shares of such group at the time of such investment. The dealer or agent, if any, through which the Group Program was initiated will be entitled to a dealer concession or agency commission based on the sales charges paid by participants of such Group Program.

   CRITERIA FOR THE GROUP PROGRAM. The cost savings criteria to a Fund that must be met in order for a Group Program to qualify for the benefits set forth above are:

      (a) The administrator of an investor's investment program must have entered into an agreement with the Underwriter.

      (b) Such agreement must provide that the administrator must submit a single order and make payment with a single remittance for all investments during each investment period (e.g., each pay period or distribution period) by all investors who choose to invest through the Group Program.

      (c) Such agreement must provide that the administrator will provide the Transfer Agent with appropriate backup data for each participating investor in a computerized format compatible with the Transfer Agent's processing system.

   ADDITIONAL CRITERIA FOR THE GROUP PROGRAM. As further requirements for obtaining these special benefits under the Group Program, each Fund requires that investments be in the form of an open account (with no share certificates being issued), that all dividends and other distributions be reinvested in additional Class A shares without any systematic withdrawal program described herein and that the minimum new investment in Class A shares of a Fund by each participant in an employee investment program be at least $25 per month. Each Fund reserves the right to modify or terminate this program at any time.

Rights of Accumulation

   A right of accumulation ("ROA") permits an investor to aggregate shares owned by you, your spouse or domestic partner, children under 21 and grandchildren (cumulatively, the "Investor") in some or all funds in the Montana Tax-Free Fund, the ND Tax-Free Fund and the South Dakota Tax-Free Fund (the "Fund Family") to reach a breakpoint discount. A purchase of

Class A shares may qualify you for a ROA. The applicable sales charge set forth in the Funds' Prospectus will be based on the total of:

      (a)   Investor's current purchase of Class A shares in the Fund
   Family; and

      (b) The net asset value (at the close of business on the previous day) of the Class A shares of the Fund Family held by Investor.

   For example, if Investor owned Fund Family Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Fund Family Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

   To qualify for a ROA on a purchase of Fund Family Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

              WAIVERS OF UP-FRONT SALES CHARGE ON CLASS A SHARES

   Each Fund may sell Class A shares without an up-front sales charge to directors, officers and employees (including retirees) of the Fund, of Integrity Mutual Funds, Inc., of ND Money Management and of ND Capital, for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit-sharing, or other benefit plan for only such persons at net asset value and in any amount. Each Fund may also sell shares without an up-front sales charge to broker-dealers having sales agreements with ND Capital, and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with ND Capital, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of the sales up-front charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

Redemptions from Other Funds

   Class A shares of the Funds may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from the redemption of shares of an unrelated investment company which does not impose a contingent deferred sales charge or redemption fee and where the investor paid an initial sales charge. Purchases must be made within 60 days of the redemption date. Each Fund reserves the right to modify or terminate this privilege at any time.

Class B Shares

   You may purchase Class B shares at the applicable net asset value per share without any up-front sales charge next determined after an order and payment are received in proper form. Since Class B shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B shares. Class B shares are subject to an annual distribution and service fee to compensate ND Capital for its costs in connection with the sale of Class B shares and to compensate Authorized Dealers for providing you with ongoing financial advice and other account services. See "Distribution and Service Plans."

   You may be subject to a contingent deferred sales charge ("CDSC") if you redeem your Class B shares within five years after purchase. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption. Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Each Fund may also sell Class B shares to certain investors without a CDSC. See "Contingent Deferred Sales Charges" for additional information.

   Class B shares will automatically convert to Class A shares approximately eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. The conversion will be based on the relative net asset values of the two classes on the fifteenth day of the month in which the eighth anniversary of the issuance of Class B shares occurs or if the anniversary occurs after the fifteenth, the conversion will be based on the relative net asset value per share of the two classes on the fifteenth day of the following month. If the fifteenth is not a business day, the conversion will be effected on the first business day following the fifteenth. However, when introducing the conversion feature, Class B shares outstanding on January 7, 2000 that had been held for 8 years or more after purchase were converted effective
January 18, 2000. If a shareholder effected an exchange into Class B shares from a fund advised or underwritten by ND Capital, Ranson Capital Corporation or ND Money Management and the shares of the original fund are subject to a CDSC, the holding period of your original investment will be counted toward the eight year period.

   In addition, Class B shares acquired through reinvestment of distributions will convert to Class A shares in accordance with the following procedure. First, the ratio of Class B shares eligible to be converted divided by the total amount of Class B shares in the shareholder's account will be determined. This ratio multiplied by the amount of Class B shares acquired from reinvested dividends and distributions equals the amount of such Class B shares that will be converted. Further, if after the conversion, the shareholder has 50 or less Class B shares remaining in his or her account, such shares will also be converted to Class A shares. Class B shares that are converted to Class A shares will remain subject to an annual service fee of up to .25 of 1% of the average daily net assets attributable to the Class A shares. Since the net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. This conversion feature may be suspended or terminated if it comes to our attention that such conversion would constitute a taxable event under federal income tax law.

                       MONTHOMATIC INVESTMENT PLAN

   A shareholder may purchase additional Fund shares through an automatic investment program (minimum initial investment is $100). With the Monthomatic Investment Plan ("Monthomatic"), monthly investments (minimum $50) are made automatically from the shareholder's account at a bank, savings and loan association, or credit union into the shareholder's Fund account. By enrolling in Monthomatic, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. A shareholder may terminate the Monthomatic by sending written notice to the Transfer Agent. See "Systematic Investing-the Monthomatic Investment Plan" in the Funds' Prospectus for additional information.

                          EXCHANGE PRIVILEGE

   As described in the Funds' Prospectus under "Special Services-Exchanging Shares," each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds advised and underwritten by the Underwriter or Ranson Capital Corporation or ND Management at net asset value. The exchange privilege may be changed or discontinued upon 60 days' written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

                         MINIMUM INVESTMENT

   The minimum initial investment for each Fund per share class is $1,000 ($100 for the Monthomatic Investment Plan), and the minimum subsequent investment is $50, but such minimum amounts may be changed at any time.

                           REDEMPTIONS

   Any Fund shareholder may require its respective Fund to redeem shares. All registered owners must sign a letter of instruction which needs to be signature guaranteed if the request is over $50,000 and sent to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702. When certificates for shares have been issued, they must be mailed to or deposited with the Transfer Agent, along with a duly endorsed stock power with signatures guaranteed over $50,000 and accompanied by a written request for redemption. Signatures must be guaranteed by a commercial bank, trust company, savings and loan association or member firm of a national securities exchange. A notary public may not provide a signature guarantee. The redemption request and stock power must be signed exactly as the account is registered including any special capacity of the registered owner. The redemption price will be the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge with respect to Class B shares, as described below.

   Alternatively, an investor may place an order to sell shares (whether in certificate or book entry form) through his or her dealer or agent which has a sales agreement with the Underwriter and from which this Prospectus was received, which dealer or agent may fax or mail such request to the Underwriter. The investor will receive the net asset value next determined after the Underwriter receives such sell order from the dealer or agent. A Fund does not charge for this transaction. Authorized Dealers may charge additional fees for shareholder transactions or for advisory services.

   Payment for shares redeemed will be made in cash as promptly as practicable but in no event later than seven days after receipt of a properly executed letter of instruction accompanied by any outstanding share certificates in proper form for transfer. When a Fund is requested to redeem shares for which it may not yet have received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

                  CONTINGENT DEFERRED SALES CHARGES

   Except as otherwise provided below, a contingent deferred sales charge is imposed only if a shareholder redeems Class B shares purchased within the preceding five years. Class B shares acquired by reinvestment of dividends may be redeemed without a CDSC even though acquired within five years. In addition, a number of shares having a value equal to any net increase in the value of all shares purchased by the shareholder during the preceding five years will be redeemed without a contingent deferred sales charge. Subject to the foregoing exclusions, the amount of the charge is determined based on the lower of the redeemed shares' cost or net asset value at the time of redemption and will depend on the number of years the dollar amount being redeemed was invested, according to the following table:

                                                             PERCENTAGE
                                                             CONTINGENT
  YEAR SINCE REDEMPTION                                       DEFERRED
  AMOUNT WAS INVESTED                                       SALES CHARGE
  -------------------------------------------------------   ------------
  First..................................................       4.0%
  Second.................................................       4.0%
  Third..................................................       3.0%
  Fourth.................................................       2.0%
  Fifth..................................................       1.0%
  Sixth and following....................................     No Charge

   If the initial amount of purchase of Class B shares is $1 million or more, the charge is reduced to 1% and only applies during the first year of purchase.

In addition, purchases totaling $1 million or more made within 13 months of the initial purchase date qualify for this exception, provided that the purchaser notifies the Fund in writing at the time of the initial purchase of his or her intent to purchase $1 million or more within 13 months and subsequently satisfies this condition. Any shares purchased and sold within the 13-month period will be deducted in computing total purchases, and the charge applies for one year after purchases total a minimum of $1 million.

   All purchases are considered made on the trade date. In determining whether a contingent deferred sales charge is payable on any redemption, the Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation and then will redeem Class B shares held for the longest period. This will result in a shareholder paying the lowest possible contingent deferred sales charge rate. Upon receipt of a request for redemption, Class B shares will be redeemed by a Fund at the net asset value next determined following receipt of a properly executed request with any required documents, less any applicable contingent deferred sales charge.

   The following example illustrates the operation of the contingent deferred sales charge. Assume that you own 1,000 Class B shares that you purchased six years ago, 1,000 shares acquired by reinvesting distributions, 1,000 shares that you purchased two years ago at $10 each, and 1,000 Class B shares that you purchased one year ago at $10 each. Also assume that the Class B shares now have a net asset value equal to $20 each. You may redeem the 2,000 Class B shares that you have owned for six years or acquired by reinvesting distributions without paying a contingent deferred sales charge. Appreciation on the Class B shares you bought in the last two years equals $20,000 (the $10 increase in net asset value times 2,000 shares), $10,000 of which is attributed to each of the two years. Because the $20,000 of appreciation is equivalent to 1,000 Class B shares at the assumed current net asset value of $20 per share, you may redeem 1,000 more Class B shares without paying a contingent deferred sales charge. If you redeem 3,500 Class B shares, you would have a contingent deferred sales charge on 500 of those shares. The Fund would treat these 500 redeemed Class B shares as representing a redemption of the $10,000 investment which you made two years ago. Based on the assumed net asset value of $20 per share, you would pay a contingent deferred sales charge equal to $400 (500 Class B shares times $20 per share times the applicable rate of 4.0%). If in the same year you redeemed your remaining 500 shares, the Fund would treat this as a redemption of your $10,000 investment made one year ago, applying a charge at the rate of 4.0%.

   Each Fund may sell Class B shares without a contingent deferred sales charge to directors, officers, and employees (including retirees) of the Fund, of Integrity Mutual Funds, Inc., of ND Money Management, and of ND Capital, for themselves or their spouses, children, or parents and parents of spouse, or to any trust, pension, or profit-sharing, or other benefit plan for only such persons at net asset value and in any amount. Each Fund may also sell Class B shares without a contingent deferred sales charge to broker-dealers having sales agreements with ND Capital, and registered representatives and other employees of such broker-dealers, including their spouses and children; to financial institutions having sales agreements with ND Capital, and employees of such financial institutions, including their spouses and children; and to any broker-dealer, financial institution, or other qualified firm which receives no commissions for selling shares to its clients. The elimination of the contingent deferred sales charge for redemptions by certain classes of persons is provided because of anticipated economies in scales and sales related efforts. The Underwriter receives the entire amount of any contingent deferred sales charges assessed. A Fund receives the net asset value of Class B shares sold.

            ADDITIONAL INFORMATION ON PURCHASES AND REDEMPTIONS

   Each Fund reserves the right to withdraw all or any part of the offering of its shares and to reject purchase orders. Also, from time to time, a Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the respective Fund normally will be permitted to continue to purchase additional shares and to have dividends reinvested.

   In order to facilitate redemptions and to eliminate the need for safekeeping, the Transfer Agent will not issue certificates for shares of the Funds unless requested to do so. A shareholder or broker may obtain a certificate by writing to the Transfer Agent at P.O. Box 759, Minot, North Dakota 58702.

   Each Fund may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed for trading (other than customary weekend and holiday closings), (b) when trading in the markets the respective Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for protection of the Fund's shareholders. The New York Stock Exchange is currently closed on the following holidays: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving, and Christmas. The amount received by a shareholder upon redemption may be more or less than the amount paid for such shares depending on the market value of the applicable Fund's portfolio securities at the time. When a Fund is requested to redeem shares for which it may not have yet received good payment (e.g., cash or certified check on a United States bank), it may delay the mailing of a redemption check until such time as it has assured itself that good payment has been collected for the purchase of such shares (which will generally be within 15 calendar days).

   Each Fund reserves the right to redeem Fund accounts that are reduced to a value of less than $1,000 (for any reason other than fluctuation in the market value of the Fund's portfolio securities). Should a Fund elect to exercise this right, the investor will be notified before such redemption is processed that the value of the investor's account is less than $1,000 and that the investor will have sixty days to increase the account to at least the $1,000 minimum amount before the account is redeemed. Each Fund allocates net interest income to those shares for which the Fund has received payment.

                       SYSTEMATIC WITHDRAWAL PLAN

   A shareholder who owns shares with an aggregate value of $5,000 or more may establish a Systematic Withdrawal Plan (the "Withdrawal Plan"). Under the

Withdrawal Plan, a shareholder may redeem at net asset value, subject to any applicable contingent deferred sales charge with respect to Class B shares
(see Contingent Deferred Sales Charge above), the number of full and fractional shares that will produce whatever monthly, quarterly, semiannual or annual payments (minimum $50 per payment) are selected. No additional charge is made for this service.


   A shareholder who participates in the Monthomatic Investment Plan is ineligible to participate in the Withdrawal Plan. If payments exceed reinvested dividends and distributions, a shareholder's shares will be reduced and eventually depleted. The Plan may be terminated at any time by a shareholder or the Fund.

                           NET ASSET VALUE

   The net asset value per share is determined separately for each class of shares of a Fund by calculating the total value of the Fund's assets attributable to the class, deducting total liabilities attributable to the class, and dividing the result by the number of shares of the class outstanding. Fixed income securities are valued using a matrix pricing system which estimates market values from yield data relating to instruments or securities with similar characteristics. Exchange-traded options are valued at the last sale price unless there is no sale price, in which event the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities, including restricted securities, and other assets are valued at fair value as determined in good faith by the Board of Directors. If an event were to occur, after the value of an instrument was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then that instrument would be valued using fair value considerations by the Board of Directors or its delegates. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange (normally, 3:00 p.m. Minot, North Dakota time). The Exchange is not open for trading on New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                           UNDERWRITER

   ND Capital, a subsidiary of Integrity Mutual Funds, Inc., is the principal underwriter of the Funds' shares in a continuous public offering. ND Capital is located at 1 North Main, Minot, North Dakota 58703. Robert E. Walstad and Peter A. Quist, who are directors and the president and treasurer and vice president and secretary, respectively, of the Funds, are also the only two directors and officers of the Underwriter. The Underwriter sells shares to or through brokers, dealers, or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Funds. ND Capital may act as such a Dealer.

   Under the terms of each Distribution Agreement between the respective Fund and the Underwriter, the Underwriter has agreed to use its best efforts to solicit orders for the sale of the applicable Fund's shares and to undertake such advertising and promotion as it believes is reasonable in connection with such solicitation. The Underwriter pays a sales commission to dealers as set forth in the Funds' Prospectus. For the fiscal year ended December 31, 2002, the Underwriter paid commissions in connection with sales of the Class A and Class B shares of the Montana Fund, the ND Fund and the South Dakota Fund of $301,907, $50,781, and $12,856, respectively. The Underwriter may also pay service fees applicable to Class A shares and Class B shares to dealers for providing personal service and/or account maintenance to Class A and Class B shareholders, respectively. See "Distribution and Service Plans" for additional information.

   Class A shares are sold subject to an up-front sales charge. ND Capital retains the full applicable up-front sales charge (the excess of the offering price over the net amount invested) from which it pays the uniform reallowances shown in the Funds' Prospectus, as supplemented, to Authorized Dealers. Class B shares are sold at net asset value but are subject to a CDSC. ND Capital receives any contingent deferred sales charges imposed on redemptions of Class B shares. In addition, ND Capital receives any Rule 12b-1 distribution or service fees applicable to Class A and Class B shares for service and expenses incurred in connection with the distribution of shares. For a description of such compensation, see "Distribution and Service Plans."

   The following table sets forth the amount of compensation on redemptions, brokerage commissions and other compensation received by the Underwriter from each of the Funds for the last fiscal year ended December 31, 2002.

                         COMPENSATION ON                                   OTHER                  OTHER
                           REDEMPTIONS             BROKERAGE            COMPENSATION*          COMPENSATION*
                            CLASS B               COMMISSION              CLASS A                 CLASS B
                         -------------            ----------            ------------            -----------
Montana Fund               $57,706                    $0                 $    4,396               $239,910
ND Fund                    $34,100                    $0                 $    6,959               $ 60,401
South Dakota Fund          $ 6,655                    $0                 $        0               $      0

* Other compensation reflects the 12b-1 distribution and service fees paid to the Underwriter under each Fund's 12b-1 Plan for Class A and B shares.

   Each Distribution Agreement must be approved at least annually by the respective Fund's Board of Directors and a vote of a majority of such Fund's directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Distribution and Service Plan or any agreement related thereto or in the Distribution Agreement (the "Qualified Directors"), by vote cast in person at a meeting called for the purpose of voting on such approval. Each Fund's Distribution Agreement will terminate automatically in the event of its assignment and is terminable with respect to such Fund without penalty on 60 days' written notice by vote of a majority of the Qualified Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of such Fund or on 90 days' written notice by the Underwriter.

   As noted, the Underwriter will pay a sales commission to investment dealers and to its salesmen who sell Fund shares. The staff of the Securities and Exchange Commission takes the position that dealers who receive 90% or more of the applicable sales charge may be deemed underwriters under the Securities Act of 1933, as amended. The Underwriter may also provide additional promotional incentives to dealers who sell Fund shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares.

                        DIVIDENDS AND TAXES

Dividends

   All of the net investment income of each Fund is declared daily as a dividend on shares for which the applicable Fund has received payment. Net investment income of a Fund consists of all interest income earned on portfolio assets less all expenses of such Fund. Income dividends will be distributed monthly, and dividends of net realized short-term and long-term capital gains, if any, will normally be paid out once a year at or around the end of the Fund's fiscal year. Each Fund may at any time vary the foregoing dividend practices and, therefore, each Fund reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Directors of the Fund determines appropriate under the then current circumstances. In particular, and without limiting the foregoing, each Fund may make additional distributions of net investment income or capital gain net income in order to satisfy the minimum distribution requirements contained in the Internal Revenue Code of 1986, as amended (the "Code").

   Income and capital gains dividends, if any, of a Fund will be credited to shareholder's accounts in full and fractional of such Fund shares at net asset value on the reinvestment date unless shareholders indicate in writing to the Transfer Agent that they wish to receive them in cash. See "Distributions and Taxes - Reinvestment Options" in the Funds' Prospectus for a description of the dividend payment options available to shareholders.

   Cash dividends and reinvested dividends will be paid or reinvested, as the case may be, as of the day following the last day of the month. Share certificates are issued for full and fractional shares and only upon a request by the shareholder or broker to the Transfer Agent.

   A check will be generated on the date on which distributions are payable for dividends to be received in cash. A shareholder can expect to receive this check within seven days. If the U.S. Postal Service cannot deliver the check or if the check remains uncashed for six months, a letter will be sent to the shareholder. If the shareholder has not cashed the check or called within a month and if the shareholder has shares in his or her account, the check will be reinvested in the shareholder's account at the then-current net asset value. If the shareholder has a zero balance, we will contact the shareholder by phone or contact his or her broker. If the shareholder has misplaced or lost the check, we will then issue a new check.

   Distribution checks may be sent to parties other than the investor. The Transfer Agent of the Fund will accept a letter from the shareholder. Please attach a voided check if payable to your bank account (signature guarantee is not required). If payable to a person or address other than the person or address under which the shares are registered, a signature guarantee is required.


Taxes

   Each Fund has elected and intends to qualify each year as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund so qualifies, and timely distributes to shareholders 90% or more of its taxable income (without regard to its net capital gain, i.e., the excess of its long-term capital gain over its short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income (including any net capital gain) that it distributes to shareholders. In addition, to the extent the Fund distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of RICs. The Fund intends to timely distribute its taxable income (including any net capital gains) to avoid imposition of federal income tax or the excise tax. If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, a Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to shareholders of the respective Fund would be taxable to such shareholders as ordinary income to the extent of the earnings and profits of the Fund, including distributions that would otherwise qualify as exempt-interest dividends.

   In addition, each Fund intends to invest in sufficient municipal securities so that it will qualify to pay "exempt-interest dividends" (as defined in the Code) to shareholders. Each Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of the taxable year of the Fund, at least 50% of the value of the respective Fund's total assets consists of tax-exempt municipal securities.

   Exempt-interest dividends distributed to shareholders generally are excluded from gross income for federal income tax purposes except in the case of certain substantial users of facilities financed with the proceeds of bonds owned by the Fund and related persons. Such exempt-interest dividends may be taken into account in determining the alternative minimum tax, as discussed hereinafter. The percentage of income that is tax-exempt is applied uniformly to all distributions made during each calendar year and thus is an annual average for a Fund rather than a day-by-day determination for each shareholder whether received in shares or in cash. The percentage of all distributions of earnings other than exempt-interest dividends paid by a Fund, such as net realized investment income received from investments in debt securities other than municipal securities, and any net realized short-term capital gains (including certain amounts deemed distributed) will generally be taxable to the shareholders as ordinary income. Any distribution of net realized long-term capital gains (including amounts deemed distributed) which are properly designated as capital gains dividends by the Fund will generally be subject to federal taxation as long-term capital gains ("long-term capital gain distributions"), regardless of the length of time the investor has held such shares.

   The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain realized from property (with certain exclusions) is generally subject to a maximum marginal stated rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the shares. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income.

   Distributions to shareholders will be taxable to shareholders in the manner described above, regardless of whether the shareholder receives the dividends or reinvests them in additional shares of the Fund. All taxpayers are required to report to the Internal Revenue Service on their tax returns the amount of tax-exempt interest earned during the year, including exempt interest dividends from a Fund.

   "The Revenue Reconciliation Act of 1993" (the "1993 Tax Act") subjects tax-exempt municipal securities to the market discount rules of the Code effective for municipal securities purchased after April 30, 1993. In general, market discount is the amount (if any) by which the stated redemption price at maturity exceeds an investor's purchase price (except to the extent that such difference, if any, is attributable to original issue discount not yet accrued), subject to a statutory de minimus rule. Market discount can arise based on the price a Fund pays for municipal securities. Under the 1993 Tax Act, accretion of market discount is taxable as ordinary income; under prior law the accretion had been treated as capital gain. Market discount that accretes while a Fund holds a municipal security would be recognized as ordinary income by the Fund when principal payments are received on the municipal security or upon sale or at redemption (including early redemption), unless the Fund elects to include market discount in taxable income as it accrues. Distributions to shareholders of a Fund, to the extent of any market discount that is included in the Fund's taxable income, would be taxable to shareholders as ordinary income.

   For both individuals and corporations, interest paid on certain "private activity bonds" issued on or after August 8, 1986, will be treated as an item of tax preference and may, therefore, be subject to the alternative minimum tax. To the extent provided by regulations to be issued by the Secretary of the Treasury, exempt-interest dividends paid by a Fund will be treated as interest on private activity bonds to the extent of the proportionate amount of interest on such private activity bonds received by the Fund. Such exempt-interest dividends constitute a tax preference item subject to both the individual and corporate alternative minimum tax. Each Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to bonds subject to the alternative minimum tax.

   Exempt-interest dividends received by a shareholder which are not with respect to certain "private activity bonds" are not treated as a tax preference item. However, for certain corporate shareholders such dividends will be included in the computation of an adjustment item used in determining such corporation's alternative minimum tax. The adjustment item is 75% of the excess of such corporate shareholder's "adjusted current earnings" over its other alternative minimum taxable income with certain adjustments. Although exempt-interest dividends received by a shareholder will not be included in the gross income of corporations for federal income tax purposes, "adjusted current earnings" include all tax-exempt interest, including exempt-interest dividends received from the Fund. Corporate shareholders are advised to consult their tax advisers with respect to the tax consequences of the alternative minimum tax and the branch profits tax under Section 884 of the Code.

   Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during January of the following year, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

   Distributions from a Fund will not generally be eligible for the dividends received deduction for corporations.

   You should note that at December 31, 2002, the Montana Fund, the ND Fund and the South Dakota Fund had a net capital loss carry forward totaling $4,328,640, $8,645,045, and $401,991, respectively, which may be used by the Fund to offset capital gains realized during subsequent years through December 31, 2010.

   A Fund is required by law to withhold a specified percentage of taxable dividends and certain other payments, including redemption payments, paid to non-corporate investors who do not certify to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and in certain other circumstances.

   Under Section 86 of the Code, up to 85% of a social security recipient's benefits may be included in gross income for a benefit recipient if the sum of his adjusted gross income, income from tax-exempt sources such as tax-exempt bonds and distributions made by a Fund, plus 50% of his social security benefits exceeds certain base amounts. Exempt interest dividends from the Fund are still excluded from gross income to the extent described above; they are only included in the calculation of whether a recipient's income exceeds certain established amounts.

   Redemption of shares of a Fund will be a taxable transaction for federal income tax purposes, and such investors will generally recognize gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that investors hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long-term if investors have held such shares for a period of more than one year.
In the case of shareholders holding shares of a Fund for six months or less and subsequently selling those shares at a loss after receiving an exempt-interest dividend, the loss will be disallowed to the extent of the exempt-interest dividends received. If such loss is not entirely disallowed, it will be treated as a long-term capital loss to the extent any long-term capital gain distribution is made with respect to such shares during the six-month period or less that the investor owns the shares. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares or the acquisition of a contract or option to acquire securities that are substantially identical to the respective Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Code, resulting in a postponement of the recognition of such loss for federal income tax purposes. In addition, an investor cannot take into account any sales or similar charge incurred in acquiring shares of a Fund (a "load charge," such charge does not include amounts paid with respect to the reinvestment of mutual fund share dividends) in computing gain or loss on the sale of shares of a Fund if the investor sells such shares within 90 days of the date the shares are acquired and the investor obtains and subsequently exercises the right to reinvest in shares of any mutual fund without the payment of a load charge or with the payment of a reduced charge (However, such charges shall be treated as incurred in connection with the reinvestment in shares).

   The 1993 Tax Act includes a provision that may recharacterize capital gains as ordinary income in the case of certain financial transactions that are "conversion transactions" effective for transactions entered into after April 30, 1993. It is possible that this provision could result in the recharacterization of amounts or distributions otherwise characterized as capital gains by a Fund or a shareholder as ordinary income. Shareholders of a Fund should consult with their advisers regarding the potential effect of this provision on their investment in shares of the Fund.

   Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees, and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation do not include expenses incurred by a Fund so long as shares of the Fund are held by 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by less than 500 persons, additional taxable income may be realized by individual (and other noncorporate) shareholders in excess of the distributions received from the Fund.

   The Taxpayer Relief Act of 1997 includes provisions that treat certain transactions designed to reduce or eliminate risk of loss and opportunities for gain (e.g., short sales, offsetting notional principal contracts, futures or forward contracts, or similar transactions) as constructive sales for purposes of gain (but not loss) recognition and for purposes of measuring the holding period. Shareholders should consult their own tax advisors with regard to any such constructive sales rules.

   If a Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, a Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date a fund enters into the financial position or acquires the property respectively.

   Investment by a Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations, such as zero coupon, pay-in-kind and step-up securities could, under special tax rules, affect the amount, timing and character of distributions to shareholders by causing a Fund to recognize income prior to the receipt of cash payments. For example, a Fund could be required to take into account annually a portion of the discount (or deemed discount) at which such securities were issued and to distribute such portion in order to maintain its qualification as a regulated investment company. In that case, a Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

   Except to the extent described in the Funds' Prospectus under "Appendix-Additional State Information" regarding Montana, North Dakota, and South Dakota income taxation, the exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. Taxpayers should consult their own advisers regarding the consequences under such taxes with respect to the purchase, ownership and disposition of shares of the Funds.

   Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, a Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial development bonds held by the respective Fund or are "related persons" to such users; such persons should consult their tax advisers before investing in the respective Fund.

State Taxes

Montana Fund

   Dividends to the extent of interest received on Montana state and local government issues are exempt from Montana state income taxes in the hands of shareholders that are individuals, estates and trusts. Such dividends are subject to Montana tax, however, in the hands of shareholders that are corporations. Moreover, Montana taxes capital gains (including capital gain distributions paid by the Fund) at the same rates as ordinary income.

ND Fund

   To the extent that dividends are derived from earnings on North Dakota state and local government issues, such dividends will be exempt from North Dakota income taxes in the hands of shareholders that are corporations, individuals, estates and trusts.

South Dakota Fund

   South Dakota does not assess personal or corporate income tax.

                   CALCULATION OF PERFORMANCE DATA

   The Funds may publish certain performance figures in advertisements from time to time. These performance figures may include yield, tax equivalent yield and total return figures.

   Yields are calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield calculation methods differ from the methods used for other accounting purposes, a Fund's yield may not equal its distribution rate, the income paid to an investor's account, or the income reported in the Fund's financial statements. A Fund may also include in advertisements performance rankings compiled by independent organizations such as Lipper Analytical Services and publications which monitor the performance of mutual funds. Performance information may be quoted numerically or may be represented in a table, graph or other illustration.

   All performance figures are based on historical results and are not intended to indicate future performance.

Yield

   As of December 31, 2002, the 30-day SEC Yield for the Class A shares of the Montana Fund, the ND Fund, and the South Dakota Fund, was 2.825%, 1.808%, and 2.030%, respectively and for the Class B shares of the Montana Fund, the ND Fund, and the South Dakota Fund, was 2.597%, 1.535%, and 1.769%, respectively. Absent fee waivers and expense assumptions, the 30-day SEC Yield as of December 31, 2002 for the Class A shares of the Montana Fund, ND Fund and South Dakota Fund, would have been 2.716%, 3.256%, and 0.946%, respectively and for the Class B shares of the Montana Fund, ND Fund and South Dakota Fund, would have been 2.332%, 2.894%, and 0.488%, respectively.

   Yield reflects the income per share deemed earned by a Fund's portfolio investments. In accordance with a standardized method prescribed by rules of the SEC, yield is determined by dividing the net investment income per share deemed earned during the preceding 30-day period by the maximum offering price per share on the last day of the period and annualizing the result according to the following formula:

YIELD = 2           [(a-b+1)6-1]
                      ---
                      cd

   Where:
   a   =   dividends and interest earned during the period.

   b   =   expenses accrued for the period (net of reimbursements).

   c   =   the average daily number of shares outstanding during the period that were entitled to receive dividends.

   d   =   the maximum offering price per share on the last day of the period.
           In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.25%.

   To calculate interest earned on debt obligations (for the purpose of "a" above), a Fund will:

      (a) Compute the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

      (b) Divide the yield to maturity by 360 and multiply the quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. Assume that each month has 30 days.

   In the case of a tax-exempt obligation issued without original issue discount and having a current market discount, the coupon rate of interest is used in lieu of the yield to maturity. In the case of a tax-exempt obligation with original issue discount, if the discount is based on the current market value and exceeds the then-remaining portion of original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. In the case of a tax-exempt obligation with original issue discount, if the discount based on the current market value is less than the then-remaining portion of original issue discount (market premium), the yield to maturity is based upon market value.

Tax Equivalent Yield

   As of December 31, 2002, the 30 day Tax Equivalent Fund Yield for the
Class B shares of the Montana Fund, the ND Fund, and the South Dakota Fund and was 5.126%, 2.745% and 2.870%, respectively. As of December 31, 2002, the 30 day Tax Equivalent Fund Yield for the Class A shares of the Montana Fund, the ND Fund, and the South Dakota Fund and was 5.577%, 3.288% and 3.294%, respectively. The tax equivalent yield calculation for the Montana Fund, ND Fund and the South Dakota Fund were based on combined federal and state income tax rates of 49.60%, 44.14% and 38.60%, respectively.

   Tax equivalent yield shows the yield from a taxable investment which would produce an after-tax yield equal to that of a fund that invests in tax-exempt securities. It is computed by dividing the tax-exempt portion of the Fund's yield (as calculated above) by one minus a stated income tax rate and adding the product to the portion (if any) of the Fund's yield that is not tax-exempt.

                            TEY = CY / (1-SITR)

   Where:

   TEY    =   Tax Equivalent Yield

   CY     =   Current Yield

   SITR   =   Stated Income Tax Rate

For additional tax equivalent yield information, see "Tax Free versus Taxable Income."

Total Return

   As of December 31, 2002, the total return for the Class B shares of the Montana Fund, the ND Fund, and the South Dakota Fund since the applicable Fund's inception was 44.89%, 84.96%, and 51.01%, respectively, taking into account any applicable CDSC. The inception date for the Montana Fund, the ND Fund and the South Dakota Fund Class B is August 12, 1993, January 3, 1989, and April 5, 1994, respectively. As of December 31, 2002, the total return for the Class A shares of the Montana Fund, the ND Fund, and the South Dakota Fund since the applicable Fund's inception was 14.19%, 14.29%, and 16.43%, respectively, not including front-end sales charge. The inception date for the Montana Fund, the ND Fund and the South Dakota Fund Class A is January 7, 2000.

   Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of various fees, including the contingent deferred sales charge, and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects a Fund's performance over a stated period of time and is computed as follows:

         ERV - P = Total Return
           P

   Where:

   ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

   P    =   a hypothetical initial payment of $1,000

   In calculating cumulative and average annual total return, the maximum contingent deferred sales charge is deducted from the hypothetical investment.

However, such total return quotations may also be accompanied by quotations which do not reflect the contingent deferred sales charges, and which therefore will be higher.

   Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period and is computed according to the following formula:

P(1 + T)n = ERV

   Where:

   P     =   a hypothetical initial payment of $1,000

   T     =   average annual total return

   n     =   number of years

   ERV   =   ending, redeemable value of a hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

   The following tables reflect the average annual total return for Class A and B shares of each of the Funds for the periods indicated:

                                         AVERAGE ANNUAL TOTAL RETURN (CLASS A)
                          -------------------------------------------------------------------------
                         ONE YEAR         FIVE YEARS            TEN YEARS           FROM INCEPTION1
                          ENDED             ENDED                 ENDED                THROUGH
                        DECEMBER 31,      DECEMBER 31,         DECEMBER 31,          DECEMBER 31,
                           2002              2002                  2002                 2002
                          ------------     ---------------      --------------        ------------
Montana Fund             -1.19%               N/A                   N/A                    4.55%
ND Fund                   0.37%               N/A                   N/A                    4.58%
South Dakota Fund         1.22%               N/A                   N/A                    5.23%

                                          AVERAGE ANNUAL TOTAL RETURN (CLASS B)
                          -------------------------------------------------------------------------
                         ONE YEAR2          FIVE YEARS          TEN YEARS           FROM INCEPTION3
                           ENDED              ENDED               ENDED                THROUGH
                        DECEMBER 31,       DECEMBER 31,        DECEMBER 31,          DECEMBER 31,
                           2002               2002                2002                   2002
                          ------------     ---------------      --------------        ------------
Montana Fund              -1.44%              2.61%                 N/A                    4.03%
ND Fund                   -0.10%              2.93%                 3.82%                  4.49%
South Dakota Fund          0.97%              3.30%                 N/A                    4.83%
-------------------------

1  Not including front-end sales charge.
2 The inception date for the Montana Fund, the ND Fund and the South Dakota Fund Class A is January 7, 2000.
3 The one year return does not include the effect of the 4% maximum Contingent Deferred Sales Charge on Class B shares. Taking into account the CDSC, the one year return for the Class B shares of the Montana Fund, ND Fund and South Dakota Fund would have been -5.23%, -3.92% and -2.91%, respectively.
4 The inception date for the Montana Fund, the ND Fund and the South Dakota Fund Class B is August 12, 1993, January 3, 1989, and April 5, 1994, respectively.

   All performance figures are based on historical results and are not intended to indicate future performance.

                      TAX-FREE VERSUS TAXABLE INCOME

   The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Funds with taxable alternative instruments, the tables below present the taxable equivalent yields for hypothetical tax-free yields and tax rates. Taxable equivalent yield is computed by dividing that portion of the Fund's yield which is tax-exempt by the remainder of 1 minus the stated combined federal and state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. Our calculations below are based on the maximum federal statutory tax rates applicable in 2003. The highest marginal federal tax rate for 2003 can be in excess of the statutory maximum federal tax rate due to the disallowance of a portion of itemized deductions and personal exemptions.

North Dakota

   The following table shows the rate of return an individual North Dakota investor would need to receive from a taxable investment to equal the rate of return from the ND Fund. The table assumes that the investor's income from a taxable investment would be subject to federal income tax at the maximum federal rate and North Dakota state income tax at a rate equal to 5.54% of the North Dakota taxable income.

   We have calculated the combined marginal tax rate based on a family with taxable income over $311,950 for 2003 filing on a married filing jointly basis with two dependent children. At this level of income, the highest federal marginal tax rate is 38.60%. In addition, this assumes the investor is not subject to alternative minimum tax and has a reasonable amount of itemized deductions. Assuming the deductibility of North Dakota taxes in computing federal taxable income, the combined marginal tax rate for this taxpayer is approximately 44.14%.

   The following table uses the combined marginal tax rate of 44.14% to present the equivalent taxable yield for taxpayers in the situation presented above.

           ND TAX-FREE                   EQUIVALENT TAXABLE YIELD
              YIELD                          TAXPAYER IN 2003
    -----------------------      -------------------------------
            5.0%                             8.95%
            5.5%                             9.85%
            6.0%                            10.74%
            6.5%                            11.63%
            7.0%                            12.53%
            7.5%                            13.43%
            8.0%                            14.32%

Montana

   The following table shows the rate of return an individual Montana investor would need to receive from a taxable investment to equal the rate of return from the Montana Fund. The table assumes that the investor's income from a taxable investment would be subject to federal income tax at the maximum federal rate and Montana state income tax at a rate equal to 11% of the Montana taxable income. This assumes that the maximum Montana individual income tax rate will remain at 11%.

   We have calculated the combined marginal tax rate based on families with taxable income over $311,950 for 2003 filing on a married filing jointly basis with two dependent children. At this level of income, the highest federal marginal tax rate is 38.60%. In addition, this assumes the investor is not subject to alternative minimum tax and has a reasonable amount of itemized deductions.

   The following table uses the combined marginal tax rate of 49.60% for taxable income over $311,950 to present the equivalent taxable yield for taxpayers in the situations presented above assuming that federal income taxes are deductible in calculating Montana taxable income and that Montana income taxes are deductible in calculating federal taxable income.

              MONTANA TAX-FREE                   EQUIVALENT TAXABLE YIELD
                   YIELD                           FOR TAXPAYER IN 2003
        ------------------------            --------------------------
                 5.0%                                9.92%
                 5.5%                               10.91%
                 6.0%                               11.90%
                 6.5%                               12.89%
                 7.0%                               13.89%
                 7.5%                               14.88%
                 8.0%                               15.87%

South Dakota

   The following table shows the rate of return an individual South Dakota investor would need to receive from a taxable investment to equal the rate of return from the South Dakota Fund. Because South Dakota does not have an individual income tax system, the table assumes that the investor's income from a taxable investment would be subject to federal income tax only, at the maximum federal rate.

   We have calculated the effective marginal tax rate for three different taxable income brackets (30%, 35%, and 38.6%). Each bracket assumes that the investor is filing jointly with two dependent children.

   In addition, this assumes the investor is not subject to alternative minimum tax and has a reasonable amount of itemized deductions.

                                   TAXABLE INCOME               HIGHEST MARGINAL
                                       BETWEEN                      TAX RATE
--------------------------------------------------------------------------
                                  $114,651
#1                                   and                         30%
                                   174,700
--------------------------------------------------------------------------
                                  $174,700
#2                                   and                         35%
                                   311,950
--------------------------------------------------------------------------
                                  $311,951
#3                                   and                       38.6%
                                         OVER
--------------------------------------------------------------------------
The following table uses the marginal tax rate for each taxable income bracket to present the equivalent taxable yield for taxpayers in the situations above.

               SOUTH DAKOTA                EQUIVALENT TAXABLE YIELD
                TAX-FREE                     FOR TAXPAYER IN 2003
                 YIELD                   WITH TAXABLE INCOME AS IN
                                  #1            #2           #3
                5.0%              7.14%         7.69%        8.14%
                5.5%              7.86%         8.46%        8.96%
                6.0%              8.57%         9.23%        9.77%
                6.5%              9.28%        10.00%       10.58%
                7.0%             10.00%        10.77%       11.40%
                7.5%             10.71%        11.53%       12.21%
                8.0%             11.42%        12.30%       13.02%

ORGANIZATION AND SHARE ATTRIBUTES

   Each Fund is organized as a corporation under the laws of the State of North Dakota and is authorized to issue multiple classes and one series, with a par value of $.001 per share. The ND Fund was incorporated on October 7, 1988, the Montana Fund was incorporated on April 15, 1993, and the South Dakota Fund was incorporated on October 1, 1993. The ND Fund is authorized to issue a total of 100,000,000 shares and the Montana Fund and South Dakota Fund are each authorized to issue a total of 200,000,000 shares.

   Each Fund has established four classes designated Class A, Class B, Class C and Class R shares, but is publicly offering only Class A and Class B shares. Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects (including equal rights as to voting, redemption, dividends and liquidation) except that each class bears its own class expenses, including distribution and administration expenses; each class has exclusive voting rights with respect to any matters submitted to shareholders that relate solely to that class or for which the interests of one class differ from the interests of another class or classes; such differences relating to eligible investors as may be set forth in the Funds' Prospectus or Statement of Additional Information from time to time; the designation of each class of shares; and any conversion or exchange features. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described above. The Board of Directors of each Fund has the right to establish additional classes in the future, to change those classes and to determine the preferences, voting powers, rights and privileges thereof.

   Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees. The expenses to be borne by specific classes of shares may include, but are not limited to, 12b-1 distribution fees and service fees, expenses associated with the addition of share classes to a Fund (to the extent that the expenses were not fully accrued prior to the issuance of the new classes of shares), expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a specific class of shares, directors' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting expenses relating to a specific class of shares. Shares are fully paid and nonassessable when issued, are redeemable and freely transferable.

   Cumulative voting, a form of proportional representation, is permitted in the election of directors. Under cumulative voting, a shareholder may cumulate votes either by casting for one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes represented by the shares entitled to vote or by distributing all of those votes on the same principle among any number of candidates.

                        SHAREHOLDER MEETINGS

   It is probable that a Fund will not hold regular meetings of shareholders. Each Fund's Bylaws provide the regular meetings of shareholders may be held on an annual or other less frequent basis but need not be held unless required by law. Under the North Dakota Business Corporation Act, if a regular meeting of shareholders has not been held during the earlier of six months after the fiscal year end of the corporation or fifteen months after its last meeting, a shareholder or shareholders holding 5% or more of the voting power of all shares entitled to vote may demand a regular meeting by written notice of demand given to the president or secretary of the Fund. Within thirty days after receipt of the demand by one of those officers, the Board of Directors must cause a regular meeting of shareholders to be called and held at the expense of the Fund on notice no later than ninety days after receipt of the demand, or if the Board fails to do so, the shareholder or shareholders making the demand may call the meeting by giving notice as prescribed by law. All necessary expenses of the notice and the meeting must be paid by the respective Fund.

   In addition to regular meetings, special meetings of shareholders may be called for any purpose at any time in the manner prescribed under the North Dakota Business Corporation Act. Meetings of shareholders will also be held whenever required in order to comply with the Investment Company Act of 1940; however, each Fund does not intend to hold annual shareholder meetings. Shareholders have the right to remove directors.

                   APPENDIX-RATINGS OF INVESTMENTS

   The four highest ratings of Moody's Investors Service, Inc. ("Moody's"), for municipal bonds are Aaa, Aa, A and Baa. Municipal bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to municipal bonds which are of high quality by all standards, but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated municipal bonds. The Aaa, Aa and A rated municipal bonds comprise what are generally known as "high grade bonds." Municipal bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated municipal bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. Municipal bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest coverage and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

   The four highest ratings of Standard & Poor's Corporation ("S&P") for municipal bonds are AAA, AA, A and BBB. Municipal bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than for bonds in higher rated categories.

   The "debt securities" included in the discussion of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA, AA or A by S&P or Aaa, Aa or A by Moody's. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degree." Corporate debt obligations rated A by S&P are regarded as "upper medium grade" and have "considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions." The Moody's corporate debt ratings of Aaa, Aa, and A do not differ materially from those set forth above for municipal bonds.

   Taxable or tax-exempt commercial paper ratings of A-1 or A-2 by S&P and P-1 or P-2 by Moody's are the highest paper ratings of the respective agencies. The issuer's earnings, quality of long term debt, management, and industry position are among the factors considered in assigning such ratings.

   Subsequent to its purchase by a Fund, an issue of Municipal Securities or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. The Funds will promptly dispose of a bond whose rating drops below investment grade or is reduced in credit quality with respect to unrated securities. The Board of Directors, however, may vary from this policy if it determines that prompt disposal of a bond would not be in the best interests of shareholders. To the extent that the ratings accorded by S&P or Moody's for municipal bonds or temporary investments may change as a result of changes in such organizations or changes in their rating system, the Fund will attempt to use comparable ratings as standards for its investments in municipal bonds or temporary investments in accordance with the investment policies contained herein.

                           FINANCIAL STATEMENTS

   The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report which are incorporated by reference. The Annual Report accompanies this Statement of Additional Information.

                      MONTANA TAX-FREE FUND, INC.
                                 PART C
                          OTHER INFORMATION

ITEM 23.  EXHIBITS
          (a)   Articles of Incorporation(5)
      (a) (1)   Amendment to Articles of Incorporation (4)
      (a) (2)   Certificate for the Establishment of Rights of Classes (4)
          (b)   Bylaws(5)
          (c)   Specimen Copy of Share Certificate(5)
          (d)   Form of Investment Advisory Agreement(5)
      (e) (1)   Form of Distribution Agreement(4)
      (e) (2)   Form of Dealer Sales Agreement(4)
          (f)   Not Applicable.
          (g)   Form of Custodian Agreement(1)
      (h) (1)   Form of Transfer Agency Agreement(2)
      (h) (2)   Form of Accounting Services Agreement(2)
       (i)(1)   Opinion of Pringle & Herigstad, P. C. (5)
       (i)(2)   Opinion of Chapman and Cutler (4)
       (i)(3)   Opinion of Peter A. Quist (3)
       (i)(4)   Opinion of Gordon Dihle (2)
          (j)   Consent of Independent Accountant(2)
          (k)   Not Applicable.
          (l)   Form of Purchase Agreement(5)
          (m)   Form of Distribution and Service Plan(4)
          (n)   Multi-Class Plan(4)
          (p)   Code of Ethics(3)

(1) Previously filed electronically as an exhibit to Post-effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-63306) filed with the Securities and Exchange Commission on April 25, 2002, and incorporated by reference herein.

(2) Filed herewith.

(3) Previously filed electronically as an exhibit to Post-effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-63306) filed with the Securities and Exchange Commission on April 27, 2001, and incorporated by reference herein.

(4) Previously filed electronically as an exhibit to Post-effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-63306) filed with the Securities and Exchange Commission on April 28, 2000, and incorporated by reference herein.

(5) Previously filed electronically as an exhibit to Post-effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-63306) filed with the Securities and Exchange Commission on February 28, 1997, and incorporated by reference herein.

                                 C-1

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

   Not applicable.

ITEM 25.  INDEMNIFICATION

   Section 4 of the Distribution Agreement [Exhibit (e)(1)] provides for the indemnification of ND Capital, Inc., Registrant's principal underwriter, against certain losses. Section 12 of the Transfer Agency Agreement [Exhibit
(h)(1)] provides for the indemnification of ND Resources, Inc., Registrant's transfer agent, against certain losses.

   Indemnification of directors, officers, employees, and agents of Registrant is required under Section 10-19.1-91 of the North Dakota Century Code. In addition, Registrant has obtained an insurance policy on behalf of directors and officers against any liability asserted against and incurred by the person in or arising from that person's official capacity to the extent permitted by law.

   In no event will Registrant indemnify its directors, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office arising under his agreement with Registrant.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

   Anything in the North Dakota Business Corporation Act (Chapters 10-19 through 10-23 of the North Dakota Century Code), the Fund's Articles of Incorporation or Bylaws, or the Investment Advisory, Distribution, or Transfer Agency Agreements to the contrary notwithstanding, Registrant will comply in all respects with the provisions of Investment Company Act Release No. 11330 (September 4, 1980) concerning indemnification.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

   ND Money Management, Inc. (the "Investment Adviser"), is a wholly-owned subsidiary of ND Holdings, Inc. ("Holdings"), Registrant's promoter. The Investment Adviser was organized under the laws of the State of North Dakota on August 19, 1988, and also serves as investment adviser for ND Tax-Free Fund,

                                  C-2

Inc. ("NDTFF"), South Dakota Tax-Free Fund, Inc. ("SDTFF"), Integrity Fund of Funds, Inc. ("IFOF"), and Integrity Small-Cap Fund of Funds, Inc. ("ISCFOF").

   The officers and directors of the Investment Adviser are Robert E. Walstad and Peter A. Quist. Messrs. Walstad and Quist are also officers and directors of Holdings, ND Capital, Inc. ("Capital"), Registrant's principal underwriter and initial shareholder, ND Resources, Inc. ("Resources"), Registrant's transfer agent, NDTFF, SDTFF, IFF, Integrity Small-Cap Fund of Funds, Inc. ("Integrity Small-Cap"), and Ranson Capital Corporation. Mr. Quist is also an officer and Mr. Walstad is an officer an trustee of Ranson Managed Portfolios.

   Mr. Walstad served as a stockbroker and branch manager of the Minot, North Dakota, office of Dean Witter Reynolds from September 1977 to October 1987 when he resigned to organize Holdings. Mr. Quist was Securities Commissioner of the State of North Dakota from May 6, 1983, to January 31, 1988, when he resigned to join Holdings as vice president and director.

   The Investment Adviser, Registrant, Holdings, Capital, Resources, NDTFF, SDTFF, and IFF, Integrity Small-Cap, Ranson Capital Corporation and Ranson Managed Protfolios have their principal address at 1 North Main, Minot, North Dakota 58703.

ITEM 27.  PRINCIPAL UNDERWRITERS

   (a) Other investment companies for which Registrant's principal underwriter also acts as principal underwriter, depositor, or investment adviser: ND Tax-Free Fund, Inc., South Dakota Tax-Free Fund, Inc., Integrity Fund of Funds, Inc., and Integrity Small-Cap Fund of Funds, Inc.

   (b) Information concerning each director, officer, or partner of the principal underwriter:

NAME AND PRINCIPAL                    POSITIONS AND OFFICES              POSITIONS AND OFFICES
 BUSINESS ADDRESS                       WITH UNDERWRITER                   WITH REGISTRANT
----------------                      ---------------------              ---------------------
Robert E. Walstad                     President, Treasurer,              President, Treasurer,
1 North Main                             and Director                         and Director
Minot, North Dakota 58703


Peter A. Quist                     Vice President, Secretary,          Vice President, Secretary,
1 North Main                             and  Director                        and Director
Minot, North Dakota 58703

   (c)  Not applicable.

                                  C-3

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

   Wells Fargo Bank Minnesota, NA, Institutional Trust & Custody, 801 Nicollet Mall, Suite 700, Minneapolis, MN 55479, serves as custodian of Registrant and maintains all records related to that function. ND Resources, Inc. ("Resources"), serves as transfer agent, dividend disbursing, administrative, and accounting services agent of Registrant and maintains all records related to those functions. ND Capital, Inc. ("Capital"), serves as the principal underwriter of Registrant and maintains all records related to that function. ND Money Management, Inc. ("Money Management"), serves as Registrant's investment adviser and maintains all records related to that function. Registrant maintains all of its corporate records. The address of Resources, Capital, Money Management, and Registrant is 1 North Main, Minot, North Dakota 58703.

ITEM. 29.  MANAGEMENT SERVICES

Not applicable.

ITEM 30.  UNDERTAKINGS

Not applicable.

                                   C-4

                                SIGNATURES
   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement under 485(b) under the Securities Act of 1933 and has duly caused this Post-effective Amendment No. 15 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minot, State of North Dakota, on the 25th day of April, 2003.

                                  MONTANA TAX-FREE FUND, INC.


                               By    /s/ Robert E. Walstad
                                     ---------------------
                                     Robert E. Walstad
                                     President


   The undersigned each hereby constitutes and appoints Robert E. Walstad his attorney-in-fact and agent, for him and in his name, place, and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to Registration Statement No. 33-63306 and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this Post-effective Amendment No. 15 to Registrant's Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated.


/s/ Lynn W. Aas                                               April 25, 2003
---------------
Lynn W. Aas
Director

/s/ Orlin W. Backes                                           April 25, 2003
-------------------
Orlin W. Backes
Director

/s/ R. James Maxson                                           April 25, 2003
-------------------
R. James Maxson
Director

                                  C-5

/s/ Peter A. Quist                                            April 25, 2003
------------------
Peter A. Quist
Director, Vice President,
and Secretary

/s/ Robert E. Walstad                                         April 25, 2003
---------------------
Robert E. Walstad,
Director, President,
and Treasurer
                                  C-6

Exhibit


   (h)(1)  Form of Transfer Agency Agreement
	   (h)(2)  Form of Accounting Services Agreement
   (i)(4)  Opinion of Gordon Dihle
      (j)  Consent of Independent Accountant


                                 C-7